                                  EXHIBIT 10.4

THIS INSTRUMENT PREPARED BY:

Kenneth D. Rubin, Esq.
Rubin, Ehrlich & Buckley, P.C.
731 Alexander Road
Princeton, New Jersey 08540

                          MORTGAGE, SECURITY AGREEMENT,
                         ASSIGNMENT OF LEASES AND RENTS
                                       AND
                                 FIXTURE FILING

             TABB Realty, LLC, a Michigan limited liability company
                                   (Borrower)

                                   in favor of

                         PNC BANK, NATIONAL ASSOCIATION
                                    (Lender)

                            Dated: September 9, 2005

   Location: 7150 Jefferson Metro Parkway, McCalla, Jefferson County, Alabama

                              RECORD AND RETURN TO:

                         PNC Bank, National Association
                             10851 Mastin, Suite 300
                           Overland Park, Kansas 66210
                          Attention: Closing Department

                              Loan No.: 94-0950936

MCF 415
Mortgage (AL)
Last revised 7/5/05

     THIS MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FILING (the "Security Instrument") is made as of September 9, 2005, by TABB Realty, LLC, a Michigan limited liability company ("Borrower"), having its principal place of business at 41605 Ann Arbor Road, Plymouth, Michigan 48170 in favor of PNC Bank, National Association ("Lender"), having a mailing address at 10851 Mastin, Suite 300, Overland Park, Kansas 66210.

                                    RECITALS:

     To secure the payment of an indebtedness in the stated principal amount of One Hundred Million and No/100 Dollars ($100,000,000.00), lawful money of the United States of America, to be paid with interest according to a certain contemporaneously executed Promissory Note made by Borrower to the order of Lender (said Promissory Note, together with all extensions, renewals or modifications thereof, is referred to as the "Note", and said indebtedness, interest and all other sums due hereunder, and under the Note and the Other Security Documents (hereinafter defined), including applicable attorney fees and costs, is collectively referred to as the "Debt"), Borrower hereby irrevocably mortgages, gives, grants, bargains, sells, alienates, conveys, confirms, pledges, assigns, grants a security interest in, and hypothecates to Lender, its successors and assigns, with the right to entry and possession, all of its estate, right, title and interest in, to, and under any and all of the following described property (collectively the "Mortgaged Property"), whether now owned or held or hereafter acquired:

     (a) The real property described in Exhibit A attached hereto (the "Premises") and the buildings, structures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter located thereon (the "Improvements");

     (b) all easements, rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Premises and the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Premises, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Borrower of, in and to the Premises and the Improvements and every part and parcel thereof, with the appurtenances thereto; and

     (c) all other assets of Borrower, of every kind and nature, now existing and hereafter acquired and arising and wherever located, related to the ownership or operation of the Premises, including without limitation, accounts, deposit or reserve accounts, commercial tort claims, letter of credit rights, chattel paper (including electronic chattel paper), documents, instruments, investment property, general intangibles (including payment intangibles), software, goods, inventory, equipment, furniture and fixtures, all supporting obligations of the foregoing, and all cash and noncash proceeds and products (including without limitation insurance proceeds) of the foregoing, and all additions and accessions thereto, substitutions therefor and replacements thereof, and including, without limitation, the following;

          (1) all machinery, equipment, fixtures (including but not limited to all heating, air conditioning, plumbing, lighting, communications and elevator fixtures), building equipment, materials and supplies, and other property of every kind and nature, whether tangible or intangible, owned by Borrower, or in

MCF 415
Mortgage (AL)
Last revised 7/5/05
which Borrower has or shall have an interest, now or hereafter located upon the Premises and the Improvements, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Premises and the Improvements (hereinafter collectively called the "Equipment"), including the proceeds of any sale or transfer of the foregoing, and, without limiting the generality of the foregoing, if any such Equipment is subject to any prior security interest or prior security agreement (as such terms are defined in the Uniform Commercial Code, as adopted and enacted in the state or states in which any of the Mortgaged Property is located), then the Mortgaged Property shall include all of the right, title and interest of Borrower in and to any such Equipment, together with all deposits and payments now or hereafter made by Borrower with respect to such Equipment;

          (2) all awards, payments or compensation, including interest thereon, heretofore or hereafter made with respect to the Mortgaged Property for any injury or decrease in the value of the Mortgaged Property related to any exercise of the right of eminent domain or condemnation (including without limitation, any transfer made in lieu of or in anticipation of the exercise of said rights or for a change of grade);

          (3) all leases, reciprocal easement agreements, and other agreements and arrangements affecting the use, enjoyment or occupancy of, or the conduct of any activity upon or at the Premises and the Improvements heretofore or hereafter entered into (the "Leases"), all income, rents (including, without limitation, all percentage rents), issues, profits and revenues (including all oil and gas or other mineral royalties and bonuses) from the Mortgaged Property (the "Rents") and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

          (4) all proceeds of, and any unearned premiums on, any insurance policies covering the Mortgaged Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Mortgaged Property;

          (5) the right, in the name and on behalf of Borrower, to appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to commence any action or proceeding to protect the interest of Lender in the Mortgaged Property; and

          (6) all other property or collateral of any nature whatsoever, now or hereafter given as additional security for the payment of the Debt, including without limitation, property management agreements now or hereafter entered into with any person or entity providing management services to the Mortgaged Property, service contracts, common area agreements, licenses, permits, construction warranties and other contracts, agreements and instruments relating to the Mortgaged Property (including, without limitation, agreements pursuant to which Borrower acquired any of the Mortgaged Property, and including any security or indemnities given in connection therewith), security deposits, royalties, refunds, expense reimbursements, reserve or escrow deposits or accounts related to the Mortgaged Property or any Lease and all documents relating to each of the foregoing.

          TO HAVE AND TO HOLD the Mortgaged Property unto and to the use and benefit of Lender, and the successors and assigns of Lender, forever to secure the payment to Lender of the Debt at the time and in the manner provided for its payment in the Note, in this Security Instrument or in the Other Security Documents;

          PROVIDED, HOWEVER, these presents are upon the express condition that, if Borrower shall pay to Lender the Debt at the time and in the manner provided in the Note, in this Security Instrument or in the Other Security Documents, and shall abide by and comply with each and every covenant and condition

MCF 415
Mortgage (AL)
Last revised 7/5/05
set forth herein and in the Note in a timely manner, these presents and the estate hereby granted shall cease, terminate and be void, and Lender shall execute and deliver to Borrower a satisfaction or discharge of this Security Instrument, in recordable form.

     Borrower hereby represents and warrants to and covenants and agrees with Lender as follows:

     1. Payment of Debt and Incorporation of Covenants, Conditions and Agreements. Borrower will pay the Debt at the time and in the manner provided in the Note, this Security Instrument and the Other Security Documents. All the covenants, conditions and agreements contained in: (a) the Note; and (b) all and any documents (other than the Note or this Security Instrument) (collectively the "Other Security Documents") now or hereafter executed by Borrower and/or others in favor of Lender, which wholly or partially secure or guaranty payment of the Note, provide for any indemnity in favor of or payment to Lender related to the Debt, the Note or the Mortgaged Property, provide for any escrow/holdback arrangements or for any actions to be completed by Borrower subsequent to the date hereof, or are otherwise related to the loan secured by this Security Instrument (the "Loan"), are hereby made a part of this Security Instrument to the same extent and with the same force as if fully set forth herein. Notwithstanding anything herein to the contrary, neither this Security Instrument nor any of the Other Security Documents shall secure the payment of any Environmental Losses (as defined in that certain Environmental Indemnity Agreement executed in favor of Lender contemporaneously herewith).

     2. Warranty of Title. Borrower warrants that Borrower has good title to the Mortgaged Property and has the right to mortgage, give, grant a security interest in, bargain, sell, alienate, convey, confirm, pledge, assign and hypothecate the same and that Borrower possesses an unencumbered fee estate in the Premises and the Improvements and that it owns the Mortgaged Property free and clear of all liens, encumbrances and charges whatsoever except for those exceptions shown in the title insurance policy in favor of Lender insuring the lien of this Security Instrument, none of which will materially and adversely affect the ability of Borrower to pay in full the Debt, the use of the Mortgaged Property for the use currently being made thereof, the operation of the Mortgaged Property, or the value of the Mortgaged Property. Borrower shall forever warrant, defend and preserve such title and the validity and priority of the lien of this Security Instrument to Lender against the claims of all persons whomsoever.

     3. Insurance Requirements.

          (a) Borrower, at its sole cost and expense, will keep the Mortgaged Property insured during the entire term of this Security Instrument for the mutual benefit of Borrower and Lender against loss or damage by fire and against loss or damage by other risks and hazards covered by a standard extended coverage insurance policy providing "special" form coverage including, but not limited to, fire, lightning, explosion, windstorm or hail, smoke, aircraft or vehicles, riot or civic commotion, terrorism, vandalism, malicious mischief, burglary, theft, sprinkler leakage, sinkhole collapse, volcanic action, falling objects, weight of snow, ice or sleet or water damage, and to the extent required by Lender, earthquake or any other risks insured against by persons operating like properties in the locality of the Mortgaged Property. Such insurance shall be in an amount not less than the lesser of (i) the then full replacement cost of the Mortgaged Property, without deduction for physical depreciation, or (ii) the outstanding principal balance of the Debt; but in any event an amount sufficient to ensure that the insurer issuing said policies would not deem Borrower a co-insurer under said policies. The policies of insurance carried in accordance with this paragraph shall be paid annually in advance, shall contain the "Replacement Cost Endorsement" with a waiver of depreciation, and, if required by Lender, shall contain "Ordinance and Law" coverage.

MCF 415
Mortgage (AL)
Last revised 7/5/05

          (b) Borrower, at its sole cost and expense, for the mutual benefit of Borrower and Lender, shall also obtain and maintain during the entire term of this Security Instrument the following policies of insurance:

               (i) Flood insurance (meeting the current requirement of the Federal Insurance Administration) if any part of the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency as an area having special flood hazards and in which flood insurance has been made available under the Flood Disaster Protection Act of 1973 (and any successor act thereto) in an amount at least equal to the lesser of (A) the outstanding principal balance of the Debt; (B) the maximum amount of coverage available to Borrower under the National Flood Insurance Program; or (C) the then full replacement cost of the Mortgaged Property, without deduction for physical depreciation.

               (ii) General liability insurance on an "occurrence basis", in the amount of at least $1,000,000.00 per occurrence, $2,000,000.00 general aggregate against claims for bodily injury or property damage occurring on, in or about the Mortgaged Property.

               (iii) Business Income and/or Rental Value insurance in an amount equal to the sum of: (A) the total anticipated rental income (including percentage rents) payable by all tenants under Leases (whether or not such Leases are terminable in the event of a fire or casualty); (B) the total amount of all Taxes (hereinafter defined), Other Charges (hereinafter defined) or similar charges which a tenant is obligated to pay on Borrower's behalf; and (C) an amount equal to the fair rental value of any portion of the Mortgaged Property occupied by Borrower; for a period of at least twelve (12) months after the date of the fire or other casualty in question. The amount of such insurance shall be increased from time to time during the term of this Security Instrument as and when Lender requires, to reflect all rent, additional rent, increased rent and increased additional rent payable by all new or renewal tenants, and all increased profits or other income from the Mortgaged Property. No exclusions shall be allowed for any risks specifically enumerated in subsection (a) above.

               (iv) Boiler and Machinery Insurance if any steam boiler, air conditioning equipment, high pressure piping, machinery and equipment pressure vessels or similar apparatus now exists or is hereafter installed in the Improvements (excepting any such apparatus located within and serving individual residential units of the Improvements, if any).

               (v) Such other insurance as may from time to time be reasonably required by Lender in order to protect its interests.

          (c) All policies of insurance (individually, a "Policy", and collectively the "Policies") required pursuant to this Security Instrument: (i) shall be issued by an insurer satisfactory to Lender, in its sole discretion;
(ii) shall contain a mortgagee non-contribution clause satisfactory to Lender, in its sole discretion, naming Lender as the person to which all payments made by such insurance company shall be paid; (iii) shall be maintained throughout the term of this Security Instrument without cost to Lender; (iv) shall be assigned and delivered to Lender; (v) shall contain such provisions as Lender deems necessary or desirable to protect its interest including, without limitation, endorsements providing that neither Borrower, Lender nor any other party shall be a co-insurer under said Policies and that Lender shall receive at least thirty (30) days prior written notice of any modification, termination or cancellation of the applicable Policy; and (vi) shall be satisfactory in form and substance to Lender and shall be approved by Lender as to amounts, form, risk coverage, deductibles,

MCF 415
Mortgage (AL)
Last revised 7/5/05
loss payees and insureds. Borrower shall pay the premiums for such Policies (the "Insurance Premiums") as the same become due and payable. Not later than thirty
(30) days prior to the expiration date of each of the Policies, Borrower will deliver to Lender satisfactory evidence of the renewal of each expiring Policy.

          (d) If insurance for earthquake or special hazards is obtained by Borrower in its sole discretion and without requirement of Lender, then Borrower, when obtaining such insurance coverage, shall meet the insurance requirements hereof except as to matters requiring Lender's further approval, and such insurance coverage: (i) shall be within the meaning of a "Policy" or "Policies"; and (ii) shall be for the benefit of Lender and all proceeds thereof constitute additional security for the Debt, and Lender shall have all rights with respect to and be entitled to receive all proceeds in the same manner it would receive any Insurance Proceeds (hereinafter defined) in the event the Mortgaged Property is damaged or destroyed by a Casualty (hereinafter defined) or by any risk or loss insured against.

          (e) Any failure by Lender to insist on full compliance with all of the above insurance requirements at closing does not constitute a waiver of Lender's right to subsequently require full compliance with these requirements.

     4. Casualty Loss.

          (a) If the Mortgaged Property is damaged or destroyed, in whole or in part, by fire or other casualty (a "Casualty"), Borrower shall give prompt notice thereof to Lender. Borrower hereby authorizes and empowers Lender to settle, adjust or compromise any claims for any insurance proceeds arising from any Casualty (the "Insurance Proceeds"), to receive such Insurance Proceeds and to retain and apply such Insurance Proceeds as set forth herein. If no Event of Default (hereinafter defined), or event which with the giving of notice or passage of time, or both, would give rise to an Event of Default, has occurred as of the date of the Casualty or as of the date any Insurance Proceeds are to be paid or disbursed to Borrower, then:

               (i) If the aggregate amount of any Insurance Proceeds resulting from a Casualty is equal to $25,000.00 or less, such Insurance Proceeds shall be paid directly to Borrower and shall be applied by Borrower to the prompt repair and replacement of the Mortgaged Property;

               (ii) If the aggregate amount of any Insurance Proceeds resulting from a Casualty (or series of related Casualties) exceeds $25,000.00 and the value of the Mortgaged Property immediately following such Casualty remains greater than fifty percent (50%) of its value immediately prior to such Casualty, then all Insurance Proceeds from such Casualty shall be paid to Lender; provided, however, that so long as no Event of Default exists and subject to the requirements set forth herein, Lender shall disburse such amounts of the Insurance Proceeds (after deduction for Lender's costs and expenses of collection) as Lender reasonably deems necessary for the repair or replacement of the Mortgaged Property, with any balance remaining after such disbursement being applied by Lender to the Debt in such priority and proportions as Lender deems proper;

               (iii) If the value of the Mortgaged Property immediately following any Casualty (or series of related Casualties) does not exceed fifty percent (50%) of its value immediately prior to such Casualties, then all Insurance Proceeds from such Casualties shall be paid directly to Lender and Lender, at its discretion may declare the entire Debt to be immediately due and payable and apply all such Insurance Proceeds, after deduction for Lender's costs and expenses of collection, to the Debt in such priority and proportions as Lender deems proper. In the event Lender does not declare the entire Debt to be immediately

MCF 415
Mortgage (AL)
Last revised 7/5/05
due and payable, Borrower shall promptly repair, replace or rebuild any part of the Mortgaged Property destroyed by such Casualty. In such event, subject to the requirements set forth herein, Lender shall disburse such amounts of the Insurance Proceeds as Lender reasonably deems necessary for the repair or replacement of the Mortgaged Property, with any balance remaining after such disbursement being applied by Lender to the Debt in such priority and proportions as Lender deems proper; and

               (iv) If no Event of Default (as hereinafter defined) has occurred, and no event has occurred that with notice and/or the passage of time, or both, would constitute an Event of Default, then no Prepayment Consideration (as defined in the Note) will be then due with respect to any application of Insurance Proceeds to the Debt pursuant to subclauses (ii) or (iii) above, or with respect to any required prepayment of the entire Debt pursuant to Lender's election to declare the entire Debt to be immediately due and payable pursuant to subclause (iii) above. An Event of Default which existed but which was completely cured prior to the date of Casualty shall not in itself give rise to any Prepayment Consideration under this subsection.

          (b) All disbursements of any portion of any Insurance Proceeds held by Lender shall be subject to all terms and conditions deemed necessary by Lender, including: (i) Lender's receipt of satisfactory requests for disbursements, paid bills and lien waivers, architect certificates or other certificates, and certificates or endorsements from title insurance companies; (ii) Borrower's deposit with Lender of any additional funds necessary to supplement the Insurance Proceeds, so as to cover, in advance, the entire cost of the necessary repairs or replacements to the Mortgaged Property as established by the certificate of an architect or engineer (employed by Lender at Borrower's expense); (iii) such architect's or engineer's determination that such repairs or replacements may be effected within a period of six (6) months or less; and
(iv) Borrower's prompt and diligent completion of such repairs or replacements in accordance with plans and specifications submitted to and approved by Lender; and (v) Lender's inspection, at Borrower's cost and expense, of the repairs or replacements to the Mortgaged Property to verify that such repairs or replacements have been completed in a good and workmanlike manner and are otherwise acceptable to Lender. Lender, whether in possession of the Premises or not, shall not have any obligation to advance or make funds other than the Insurance Proceeds available for the repair or replacement of the Mortgaged Property.

     5. Payment of Taxes and Other Charges.

          (a) Borrower shall pay or cause to be paid and discharged all taxes, assessments, water rates and sewer rents now or hereafter levied or assessed or imposed against the Mortgaged Property or any part thereof (collectively the "Taxes"), and all ground rents, utility charges, maintenance charges, other governmental impositions, and all other liens or charges whatsoever which may be or become a lien or charge against the Mortgaged Property (including without limitation, mechanics and materialmen's liens, vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Premises), now or hereafter related to, or levied, assessed or imposed against, the Mortgaged Property or any part thereof (collectively the "Other Charges") as the same become due and payable. Borrower will deliver to Lender, promptly upon Lender's request, evidence satisfactory to Lender that the Taxes and Other Charges have been paid prior to the same becoming delinquent.

          (b) After prior written notice to Lender, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Taxes or Other Charges, provided that: (i) no Event of Default has occurred and shall be continuing; (ii) Borrower is permitted to do so under the

MCF 415
Mortgage (AL)
Last revised 7/5/05
provisions of any mortgage, deed of trust, ground lease, or other instrument which creates a superior or junior lien to this Security Instrument (it being understood that no such superior or junior liens will be permitted unless specifically allowed, in writing, by Lender); (iii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower is subject and shall not constitute a default thereunder; (iv) neither the Mortgaged Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, cancelled or lost; (v) Borrower shall have set aside adequate reserves (which Lender may at its option require to be placed in escrow with Lender) for the payment of the Taxes or Other Charges, together with all interest and penalties; and (vi) Borrower shall have furnished such security as may be required in the proceeding, or as may be requested by Lender to insure the payment of any such Taxes or Other Charges, together with all interest and penalties thereon.

     6. Escrowed Funds. Borrower shall, at the option of Lender or its designee, pay to Lender or its designee on the first day of each calendar month one-twelfth of an amount which would be sufficient to pay all Insurance Premiums, Taxes and Other Charges payable, or estimated by Lender to be payable, during the next ensuing twelve (12) months. (The aggregate of said amounts so held by Lender is hereinafter called the "Escrowed Funds"). Borrower hereby pledges to Lender any and all Escrowed Funds now or hereafter held by Lender as additional security for the payment of the Debt. Lender will apply the Escrowed Funds to payments of Taxes, Other Charges and Insurance Premiums required to be made by Borrower pursuant hereto. If the amount of the Escrowed Funds held by Lender shall exceed the amounts required for the payment of the Taxes, Other Charges and Insurance Premiums described above, Lender shall, in its discretion, return any excess to Borrower or credit such excess against future payments to be made to the Escrowed Funds. If, at any time, the Escrowed Funds are not sufficient to pay the Taxes, Other Charges and Insurance Premiums described above, Borrower shall promptly pay to Lender, upon demand, an amount which Lender shall estimate as sufficient to make up the deficiency. Upon the occurrence of an Event of Default, Lender may apply any Escrowed Funds held by it to the payment of the following items in any order in its sole discretion:

               (i)  Taxes and Other Charges;

               (ii) Insurance Premiums;

               (iii) Interest on the unpaid principal balance of the Note;

               (iv) Amortization of the unpaid principal balance of the Note;
                    and

               (v) All other sums payable pursuant to the Note, this Security Instrument and the Other Security Documents, including without limitation advances made by Lender pursuant to the terms of this Security Instrument and any applicable Prepayment Consideration.

Until expended or applied as above provided, the Escrowed Funds shall constitute additional security for the Debt. The Escrowed Funds shall not constitute a trust fund and may be commingled with other monies held by Lender. No earnings or interest on the Escrowed Funds shall be payable to Borrower.

     To the extent Borrower timely deposits all required Escrowed Funds with Lender, Borrower shall be relieved of any further obligation to directly pay, or to deliver to Lender any evidence of the payment of (prior to their expiration or delinquency), any Insurance Premiums, Taxes or Other Charges.

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Mortgage (AL)
Last revised 7/5/05

     7. Condemnation. Borrower shall promptly give Lender written notice of the actual or threatened commencement of any exercise of a right of condemnation or eminent domain affecting all or any part of the Mortgaged Property (each such event being hereinafter referred to as a "Condemnation"), and shall deliver to Lender copies of any and all papers served in connection with any such Condemnation. Notwithstanding any taking (including but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking) of all or any part of the Mortgaged Property through a Condemnation, Borrower shall continue to pay the Debt at the time and in the manner provided for its payment in the Note, this Security Instrument and the Other Security Documents, and the Debt shall not be reduced until any award or payment therefor shall have been actually received and applied by Lender (after deducting any expenses of collection, including reasonable attorney's fees) to the Debt. Lender shall not be limited to the rate of interest paid on any such award or payment from a Condemnation but shall be entitled to receive out of such award or payment interest at the rate then applicable under the Note. Borrower shall cause any award or payment payable to Borrower in any Condemnation to be paid directly to Lender. Lender shall apply, at Lender's discretion, any such award or payment (after deducting any expenses of collection, including reasonable attorney's fees) to (x) the reduction or discharge of the Debt (whether or not then due and payable), or (y) the restoration, repair, replacement, or rebuilding of the portion of the Mortgaged Property remaining after such condemnation. No Prepayment Consideration shall be payable solely in connection with such application; provided, however, that notwithstanding the foregoing, if an Event of Default is existing as of the date of the Condemnation, or an event has occurred as of the date of the Condemnation that with notice and/or the passage of time, or both, would constitute an Event of Default hereunder, then any Condemnation awards or proceeds applied to the Debt pursuant to this section shall be subject to the Prepayment Consideration computed in accordance with the terms of the Note. If the Mortgaged Property is sold, through foreclosure or otherwise, prior to the receipt by Lender of any such award or payment, Lender shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive said award or payment in an amount sufficient to fully satisfy the Debt.

     8. Leases and Rents. Borrower does hereby absolutely and unconditionally assign to Lender all current and future Leases and Rents, it being intended by Borrower that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. The terms and conditions of this assignment shall be governed by the Assignment of Leases and Rents (the "Assignment of Leases") executed by Borrower in favor of Lender contemporaneously with this Security Instrument. Except as permitted pursuant to the Assignment of Leases, Borrower shall not enter into any future Leases of all or any part of the Mortgaged Property.

     9. Maintenance, Use and Management of Mortgaged Property.

          (a) Borrower shall maintain the Mortgaged Property in good condition and repair and in such a manner as to allow the Mortgaged Property to remain consistently competitive in its market. The Improvements and the Equipment shall not be removed, demolished or materially altered (except for normal replacement of the Equipment) without the consent of Lender, not to be

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Mortgage (AL)
Last revised 7/5/05
unreasonably withheld. Borrower shall promptly repair, replace or rebuild any part of the Mortgaged Property which may become damaged, worn or dilapidated, and shall also complete and pay for any structure at any time in the process of construction or repair on the Premises. Borrower shall promptly comply with all laws, orders and ordinances affecting the Mortgaged Property, or the use thereof, except that Borrower shall be permitted to contest any change or proposed change thereto under the same terms and conditions as permitted in paragraph 5(b), above.

          (b) Without limiting any rights Lender or its selected representatives may possess hereunder, under the Note or under any Other Security Document to inspect the Mortgaged Property, Lender shall have the right to conduct physical inspections of the Mortgaged Property to ensure Borrower is appropriately maintaining the Mortgaged Property. Following any such inspection, should Lender determine that the Mortgaged Property has not been maintained as required herein, Lender shall have the right to demand that Borrower complete corrective measures within a ninety (90) day period of time. Failure of Borrower to complete such corrective measures within such period shall constitute an immediate Event of Default and shall entitle Lender to exercise all remedies available to it, including, without limitation, performing Borrower's obligations hereunder.

          (c) Borrower shall use and continuously operate and permit the use and continuous operation of the Premises and the Improvements as provided for in Borrower's original loan application to Lender.

          (d) Unless Lender otherwise consents in writing, Borrower shall not initiate, join in, acquiesce in or consent to: (i) the removal or resignation of the property manager for the Mortgaged Property; or (ii) if such property manager is an entity affiliated with Borrower, the transfer of ownership, management or control of such property manager to a person or entity other than Borrower, its managing member, general partner or similar controlling entity in Borrower.

          (e) Unless Lender otherwise consents in writing, Borrower shall not initiate, join in, acquiesce in or consent to: (i) any change, modification or alteration of the existing access to the Mortgaged Property; (ii) any change in any private restrictive covenant, replat, easement, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Mortgaged Property or any part thereof. If under applicable zoning provisions the use of all or any portion of the Mortgaged Property is or shall become a nonconforming use, Borrower will not cause or permit such nonconforming use to be discontinued or abandoned without the express written consent of Lender.

     10. Sale of Mortgaged Property or Change in Borrower.

          (a) Borrower acknowledges that Lender has examined and relied on the creditworthiness and experience of Borrower in agreeing to make the Loan secured hereby, and that Lender has a valid interest in maintaining the value of the Mortgaged Property so as to ensure that

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Mortgage (AL)
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                                      -10-
should Borrower default in the repayment of the Debt, Lender can recover the Debt by a sale of the Mortgaged Property.

          (b) Borrower may not Transfer (hereinafter defined) the Mortgaged Property, nor allow any Change in Ownership (hereinafter defined), unless all of the following conditions shall have been satisfied: (i) Lender has received Borrower's written request for a Transfer, or for a Change in Ownership (or any other request resulting in a new obligor under the Loan) and Lender shall have expressly approved, in its sole discretion, such request in writing, subject to the satisfaction of all requirements hereunder; (ii) no Event of Default has occurred and is continuing; (iii) the proposed new owner/assignee of the Mortgaged Property (the "New Borrower") meets all of Lender's Underwriting Standards (hereinafter defined); (iv) the Mortgaged Property meets all of Lender's Underwriting Standards related to its financial condition, cash flow, operating income, physical condition, management and operation; (v) Borrower provides Lender such other information and documentation reasonably required by Lender, including without limitation, engineering reports, appraisals, environmental reports and title endorsements; (vi) Borrower reimburses Lender for all underwriting and other costs ("Underwriting Costs") incurred by Lender in connection with such Transfer or Change in Ownership (including without limitation, engineering and/or architect's fees, environmental studies, title searches, credit checks, title endorsements, appraisal fees, attorney fees and any costs associated with obtaining any REMIC Opinion or Rating Agency No-Downgrade Letter (as such terms are hereinafter defined) required by Lender); and (vii) Borrower remits to Lender both a reasonable administrative fee and an assumption fee in the amount of one percent (1%) of the outstanding balance of the Debt as of the date of such Transfer or Change in Ownership. Borrower shall reimburse Lender for all Underwriting Costs incurred by Lender in connection with any request for Lender's consent to a Transfer or a Change in Ownership, whether or not any requested Transfer or Change in Ownership is approved or consummated. A failure to comply with any of the terms of this paragraph 10 shall constitute an Event of Default, and Lender may then declare the entire Debt immediately due and payable upon any such Transfer or Change in Ownership. Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to so declare the Debt immediately due and payable, or in denying any request for approval of a Transfer or Change in Ownership. This provision shall apply to every Transfer or Change in Ownership whether or not Lender has consented to any previous Transfer or Change of Ownership.

          (c) "Lender's Underwriting Standards" shall mean the actual commercial loan underwriting standards used by PNC Bank, National Association, in connection with its making of loans for the purpose of commercial securitization, or any successor entity that is then servicing the Loan, in effect at the time of the proposed Transfer or Change in Ownership, or, if no such standards exist, such standards which are then customary for a commercial lender in connection with the origination of a commercial mortgage loan, for the purpose of securitization, of the size and type of Borrower's loan from Lender secured hereby.

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                                      -11-

          (d) A "Transfer" is defined as any sale, conveyance, assignment, alienation, mortgage, hypothecation, encumbrance, grant of a lien over or a security interest in, pledge or other transfer of the Mortgaged Property or any part thereof or interest therein, whether voluntary or involuntary. Without limiting the generality of the foregoing, a Transfer is deemed to include: (i) an installment sales agreement wherein Borrower agrees to sell the Mortgaged Property or any part thereof for a price to be paid in installments; (ii) an agreement by Borrower leasing all or a substantial part of the Mortgaged Property for other than actual occupancy by a space tenant thereunder; or (iii) a sale, assignment or other transfer of, or the grant of a security interest in, Borrower's right, title and interest in and to any Leases or any Rents.

          (e) A "Change in Ownership" shall occur: (i) when the ownership or control of more than forty-nine percent (49%), in the aggregate, of the applicable indicia of ownership or actual ownership interest in Borrower, any Guarantor (hereinafter defined), or any Controlling Entity (hereinafter defined) shall be vested in a party or parties who were not owners of such indicia of ownership or actual ownership interest as of the closing of the Loan (1) by any one or more voluntary or involuntary sales, conveyances, transfers, assignments, mortgages, hypothecations, encumbrances, grants of liens over or security interests in, or pledges of such indicia of ownership or actual ownership interest or any interest therein, or (2) in one or a series of transactions causing the creation or issuance of any additional indicia of ownership or actual ownership interest; or (ii) upon the change, removal or resignation of a managing member, general partner or similar controlling person or entity of Borrower, any Guarantor or any Controlling Entity. The term "Controlling Entity" shall mean any managing member, general partner or similar controlling entity in Borrower or any Guarantor. Involuntary changes in ownership resulting from a death or physical or mental disability shall not be considered a Change in Ownership.

          (f) A Change of Ownership shall not be deemed to have occurred when a shareholder, member, partner or other person (for purposes of this paragraph, each of the foregoing is called an "Estate Planning Transferor") possessing an ownership interest in Borrower makes a one-time transfer (an "Estate Planning Transfer") during the term of the Loan, of all or part of such ownership interest for estate planning purposes to a trust or other entity for the benefit of any of such person's spouse, children or grandchildren, or any of them (each, a "Permitted Transferee"); provided, however, that any such Estate Planning Transfer shall be subject to the following conditions:

               (i) No Event of Default, and no event or condition that, with the giving of notice or passage of time or both, would constitute an Event of Default, shall exist on the date of the proposed Estate Planning Transfer; and

               (ii) No such Estate Planning Transfer shall in any event absolve any Estate Planning Transferor, in whole or in part, from its liability, if any, to Lender under the Note, this Security Instrument or any Other Security Document; and

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Mortgage (AL)
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                                      -12-

               (iii) Each applicable Permitted Transferee shall execute and deliver to Lender an agreement, in a form acceptable to Lender in its sole discretion, whereby such Permitted Transferee, upon the death of the applicable Estate Planning Transferor, becomes jointly and severally liable for the liability, if any, of such Estate Planning Transferor to Lender under the Note, this Security Instrument or any Other Security Documents; and

               (iv) Lender has been paid a $3,500 administrative fee and all out-of-pocket costs incurred by Lender (including, without limitation, attorney fees) in affecting any Estate Planning Transfer; and

               (v) Lender has determined that, from the date of the closing of the loan to the date of the proposed Estate Planning Transfer, there has been no material adverse change in the (a) financial condition of the Estate Planning Transferor, and (b) financial or physical condition of the Mortgaged Property.

An Estate Planning Transfer shall be effective only upon the date of satisfaction of the last of such conditions to be satisfied. Lender shall have the absolute and unconditional right to require reasonable evidence of the satisfaction of each condition to an Estate Planning Transfer.

          (g) Borrower shall be released from liability for the Debt only after:
(i) all conditions for a Transfer or Change in Ownership have been satisfied;
(ii) all security documents deemed necessary by Lender have been executed, delivered, recorded and perfected; (iii) Lender has received a policy of title insurance (or similar assurance) reflecting the new ownership and the priority and perfection of Lender's security; (iv) the New Borrower has assumed all required personal liability; and (v) all other reasonable requirements of Lender are satisfied.

          (h) Notwithstanding anything herein to the contrary, in connection with any request for Lender's consent to a Transfer or Change in Ownership subsequent to the conveyance of the Note to a real estate mortgage investment conduit (a "REMIC"), within the meaning of Section 860D of the Internal Revenue Code of 1986, as amended from time to time or any successor statute (the "Code") or to another entity in connection with a Secondary Market Transaction (hereinafter defined), Borrower acknowledges that Lender may require Borrower to obtain and deliver to Lender other documentation evidencing that the proposed Transfer or Change in Ownership will not (i) cause the then owner of the Note to fail to qualify as a REMIC (a "REMIC Opinion"); and (ii) result in a qualification, downgrade or withdrawal of any credit rating then in effect for any securities or certificates issued by the then owner of the Note in connection with a securitization which includes the Note (a "Rating Agency No-Downgrade Letter").

     11. Anti-Terrorism Laws.

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Mortgage (AL)
Last revised 7/5/05

          (a) Neither Borrower nor any of its affiliates is in violation of any laws or regulations relating to terrorism or money laundering ("Anti-Terrorism Laws"), including Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001 (the "Executive Order") and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56.

          (b) Neither Borrower, any of its affiliates, or any of its brokers or other agents acting or benefitting from the Loan is a Prohibited Person. A "Prohibited Person" is any of the following:

               (i) a person or entity that is listed in the Annex to, or is otherwise subject to the provisions of, the Executive Order;

               (ii) a person or entity owned or controlled by, or acting for or on behalf of, any person or entity that is listed in the Annex to, or is otherwise subject to the provisions of, the Executive Order;

               (iii) a person or entity with whom any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law;

               (iv) a person or entity who commits, threatens or conspires to commit or supports "terrorism" as defined in the Executive Order; or

               (v) a person or entity that is named as a "specially designated national and blocked person" on the most current list published by the U.S. Treasury Department Office of Foreign Asset Control at its official website or any replacement website or other replacement official publication of such list.

          (c) Neither Borrower, any of its affiliates or any of its brokers or other agents acting in any capacity in connection with the Loan (1) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Prohibited Person, (2) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order, or (iii) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law.

          (d) Borrower shall not (1) conduct any business or engage in making or receiving any contribution of funds, goods or services to or for the benefit of any Prohibited Person, (ii) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order or any other Anti-Terrorism Law, or (iii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law (and Borrower shall deliver to Lender any certification or other evidence requested from time to time by any Lender in its reasonable discretion, confirming Borrower's compliance herewith).

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Mortgage (AL)
Last revised 7/5/05

     12. Estoppel Certificates and No Default Affidavits.

          (a) After request by Lender, Borrower shall within ten (10) business days furnish Lender with a statement, duly acknowledged and certified by Borrower, setting forth: (i) the amount of the original principal amount of the Note; (ii) the unpaid principal amount of the Note; (iii) the rate of interest of the Note; (iv) the date installments of interest and/or principal were last paid; (v) any offsets or defenses to the payment of the Debt, if any; and (vi) that the Note, this Security Instrument and the Other Security Documents are valid, legal and binding obligations and have not been modified, or if modified, giving particulars of such modification.

          (b) Within ten (10) business days after request by Lender, Borrower will furnish Lender with estoppel certificates, in form and content satisfactory to Lender, from all tenants specified by Lender (other than tenants under Leases for residential purposes, congregate care services or mini-warehouse storage rentals where such storage rental is less than ten percent (10%) of the rentable square footage of such storage facility (collectively "Residential Leases")). If any tenant fails to provide such estoppel certificate, Borrower shall provide a certificate with respect to the tenancy of such tenant, in form and substance satisfactory to Lender.

     13. Cooperation. Borrower acknowledges that Lender and its successors and assigns may: (a) sell or assign this Security Instrument, the Note and any of the Other Security Documents to one or more investors as a whole loan; (b) sell or assign a participation interest in the Debt to one or more investors; (c) deposit this Security Instrument, the Note and any of the Other Security Documents with a trust, which trust may sell certificates to investors evidencing an ownership interest in the trust assets; or (d) otherwise sell or assign the Debt, the Note, this Security Instrument and any of the Other Security Documents, or any interest therein to investors. The transactions referred to in subparagraphs (a) through (d) above are hereinafter referred to as "Secondary Market Transactions". Borrower shall cooperate in good faith with Lender in effecting any such Secondary Market Transaction and in addressing such matters as any party involved in a Secondary Market Transaction may require, including the provision of such information and documents relating to Borrower, any Guarantors, the Mortgaged Property and any tenants of the Improvements as Lender may reasonably request in connection with a Secondary Market Transaction. Lender shall have the right to provide to prospective investors any information in its possession, including, without limitation, financial statements relating to Borrower, any Guarantors, the Mortgaged Property and any tenant of the Improvements. Borrower acknowledges that certain information regarding the Loan and the parties thereto and the Mortgaged Property may be included in a private placement memorandum, prospectus or other disclosure documents. Prior to or in connection with a Secondary Market Transaction, Lender may assign or delegate all or part of the responsibility for servicing the Loan to one or more loan servicers. All references to Lender herein, in the Note or any other Security Document, shall include all such loan servicers.

     14. Books and Records; Reporting Requirements.

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Mortgage (AL)
Last revised 7/5/05

          (a) Borrower and Guarantor(s), if any, shall keep complete and accurate books and records of account in accordance with generally accepted accounting principles consistently applied. Borrower shall deliver, or cause to be delivered, the reports and financial statements described below, all in form acceptable to Lender (collectively the "Reports"), within the time period required. Any required certification of such reports and financial statements must be by the chief financial officer (or other person acceptable to Lender) of Borrower or Guarantor, as applicable.

          (i) Within thirty (30) days after the close of each fiscal year of Borrower, Borrower shall deliver, or cause to be delivered to Lender: (A) a certified current rent roll; (B) a certified annual operating statement of the Mortgaged Property; and (C) a certified annual balance sheet and profit and loss statement of Borrower. If the original principal amount of the Loan was $20,000,000.00 or more, then all of the foregoing must be delivered within sixty (60) days after the close of each fiscal year of Borrower and must be audited by independent certified public accountants acceptable to Lender.

          (ii) Within thirty (30) days after the close of the separate individual fiscal years of any Guarantor, Borrower shall deliver, or cause to be delivered to Lender, a certified annual balance sheet and profit and loss statement of each Guarantor, if any. If the original principal amount of the Loan was $20,000,000.00 or more, then all of the foregoing must be delivered within sixty (60) days after the close of each fiscal year of Guarantor and must be audited by independent certified public accountants acceptable to Lender.

          (iii) Within thirty (30) days after the close of each calendar quarter, Borrower shall deliver, or cause to be delivered to Lender the following: (A) a certified current rent roll; (B) a certified quarterly operating statement of the Mortgaged Property; (C) a certified quarterly balance sheet and profit and loss statement of Borrower.

          (iv) Within sixty (60) days after filing, Borrower shall deliver, or cause to be delivered to Lender a certified copy of Borrower's tax return.

          (b) Within thirty (30) days after the close of each fiscal year of Borrower, Borrower shall deliver to Lender, for Lender's approval in its sole discretion, a report (the "Leasing Report") setting forth the minimum economic terms which Borrower proposes for use in connection with the standard lease form for Leases of portions of the Mortgaged Property during the twelve month period beginning upon such anniversary date. The terms set forth in the Leasing Report shall reflect the prevailing market conditions for like properties in the locality of the Mortgaged Property.

          (c) In addition to the other requirements of this paragraph 14, until such time as the Note is transferred to a REMIC or to another entity in connection with a securitization including the Note, Borrower shall deliver, or cause to be delivered to Lender, within ten (10) days after the

MCF 415
Mortgage (AL)
Last revised 7/5/05
close of each calendar month, a current certified rent roll and certified monthly (on a trailing 12 month basis) and annual year to date income statements of the Mortgaged Property.

          (d) Borrower shall supplement the required Reports and Leasing Reports and provide such other financial information in respect of Borrower, any Guarantor and the Mortgaged Property as Lender, from time to time, may request. Borrower acknowledges that, without timely delivery of complete and accurate Reports and Leasing Reports, Lender may not be able to execute a Secondary Market Transaction. Borrower agrees that failure to timely deliver any of the Reports or the Leasing Reports shall be an Event of Default hereunder.

     15. Performance of Other Agreements. Borrower shall observe and perform each and every term to be observed or performed by Borrower pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Mortgaged Property.

     16. Further Acts, Etc. Borrower will, at Borrower's cost, complete and deliver any such further acts or documents required by Lender, from time to time, to correct errors in the documenting of the Loan or to better assure, convey, assign, transfer, perfect or confirm unto Lender the property and rights intended to be given it in this Security Instrument, the Note or any Other Security Document. Borrower grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender under the Note, this Security Instrument, the Other Security Documents, at law or in equity, including without limitation the rights and remedies described in this paragraph.

     17. Recording of Security Instrument, Etc. Except where otherwise prohibited by law, Borrower will pay all filing, registration or recording fees, and all expenses incident to the preparation, execution, acknowledgment, and subsequent release or reconveyance of this Security Instrument and the Note, any deed of trust or mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property, any instrument of further assurance and all federal, state, county and municipal, taxes, duties, impositions, assessments and charges arising out of or in connection with the same. BORROWER SHALL HOLD HARMLESS AND INDEMNIFY LENDER, ITS SUCCESSORS AND ASSIGNS, AGAINST ANY LIABILITY INCURRED BY REASON OF THE IMPOSITION OF ANY TAX ON THE MAKING AND RECORDING OF THIS SECURITY INSTRUMENT.

     18. Events of Default. The Debt shall become immediately due and payable at the option of Lender, without notice or demand, upon the occurrence of any one or more of the following events (each an "Event of Default"):

          (a) if Borrower fails to make the full and punctual payment of any amount payable pursuant to this Security Instrument, the Note or any Other Security Document, which failure is not cured on or before the fifth (5th) day after written notice from Lender to Borrower of such failure;

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Last revised 7/5/05

          (b) if Borrower fails to pay the entire outstanding principal balance of the Note, together with all accrued and unpaid interest, on the date when due, whether on the Maturity Date (as defined in the Note), or upon acceleration, or on the Prepayment Date (as defined in the Note);

          (c) if Borrower fails to make the full and punctual payment of Taxes or Other Charges as required hereby;

          (d) if Borrower fails to keep the Policies of insurance required hereby in full force and effect, or fails to promptly deliver copies thereof to Lender upon request;

          (e) if a Transfer or a Change in Ownership occurs in violation of the provisions of this Security Instrument, or if Borrower violates or does not comply with the provisions of the Assignment of Leases;

          (f) if any representation or warranty of Borrower or any Guarantor made herein, in any guaranty or indemnity or in any certificate, report, financial statement or other instrument or document furnished to Lender shall have been false or misleading in any material respect when made;

          (g) if Borrower shall make an assignment for the benefit of creditors or if Borrower is not paying debts as and when the same become due;

          (h) if a receiver, liquidator or trustee of Borrower shall be appointed or if Borrower is adjudicated bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, Borrower or if any proceeding for the dissolution or liquidation of Borrower shall be instituted; however, if such appointment, adjudication, petition or proceeding was involuntary and not consented to by Borrower, then upon the same not being discharged, stayed or dismissed within sixty (60) days;

          (i) if Borrower shall be in default under any other deed of trust, mortgage or security agreement whether it be superior or junior in priority to this Security Instrument (it not being implied by this clause that any such encumbrance will be permitted);

          (j) if the Mortgaged Property becomes subject to any mechanic's, materialman's or other lien (other than a lien for local real estate taxes and assessments not then due and payable, or any lien being contested by Borrower pursuant to its rights hereunder) and such lien shall remain undischarged of record (by payment, bonding or otherwise) for a period of thirty (30) calendar days;

          (k) the expiration, dismissal or final adjudication of any appeal rights of Borrower in connection with any judgment entered against it in excess of $100,000.00 which is not fully covered by insurance (other than Borrower's deductible, if any);

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Mortgage (AL)
Last revised 7/5/05

          (l) if Borrower fails to promptly and diligently cure any material violations of laws or ordinances affecting the Mortgaged Property; or

          (m) if for more than thirty (30) days after written notice from Lender, Borrower shall fail to perform any other term, covenant or condition of the Note, this Security Instrument or any of the Other Security Documents; provided, however, that if such failure to perform is of a type which cannot be cured within such thirty (30) day period and Borrower diligently commences and prosecutes such cure, Lender shall allow a reasonable additional time period (not to exceed sixty (60) additional days) to complete such cure.

     19. Right to Cure Defaults. Upon the occurrence of any Event of Default, or if Borrower fails to make any payment or to do any act as herein required, Lender may do such acts or make such payments in Borrower's stead, in such manner and to the extent that Lender may deem necessary to protect the security hereof. Any such acts or payments by Lender shall be at Lender's sole discretion, may be taken without notice to or demand on Borrower, and will not release Borrower from any obligation hereunder. Lender is authorized to enter upon the Mortgaged Property for such purposes, or appear in, defend or bring any action or proceeding to protect its interest in the Mortgaged Property, to cause this Security Instrument to be foreclosed or to collect the Debt. All such costs and expenses (including attorney fees) incurred by Lender in remedying any such Event of Default, in acting or making payments in Borrower's stead, or in appearing in, defending or bringing any of the foregoing actions or proceedings, shall bear interest at the Default Rate from the date incurred by Lender until the date of payment to Lender. All such costs and expenses incurred by Lender together with interest thereon calculated at the above rate shall be deemed to constitute a portion of the Debt and be secured by this Security Instrument and the Other Security Documents and shall be immediately due and payable upon demand by Lender therefor.

     20. Lender's Remedies.

          (a) Upon the occurrence of any Event of Default, Lender may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Borrower and in and to the Mortgaged Property, including, without limitation, the following actions:

               (i) declare the entire Debt to be immediately due and payable;

               (ii) sell the Mortgaged Property at public outcry, in front of the courthouse door of the county wherein the Mortgaged Property is located, to the highest bidder for cash, either in person or by auctioneer, after first giving notice of the time, place and terms of such sale by publication once a week for three successive weeks, in a newspaper published in said county, and, upon the payment of the purchase money, the person conducting said sale for Lender is authorized and empowered to execute to the purchaser at said sale, a deed to the Mortgaged Property so purchased in the name and on behalf of Borrower, and the certificate of the Lender appointing said auctioneer to make such sale, shall be prima facie evidence of his authority in the premises. At the foreclosure sale, the Mortgaged Property may be offered for sale and sold as a

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Mortgage (AL)
Last revised 7/5/05
whole without first offering it in any manner or may be offered for sale and sold in any other manner Lender may elect. The proceeds of any foreclosure sale shall be applied as follows: (a) First, to the expenses of making the sale, including a reasonable attorney's fee for such services as may be necessary in the collection of the Debt or the foreclosure of this Security Instrument; (b) Second to the repayment of any money, with interest thereon, which Lender may have paid, or become eligible to pay, or which it may then be necessary to pay for taxes, insurance, assessments or like charges, liens, or debts, as hereinabove provided; (c) Third, to the payment and satisfaction of the Debt secured hereby with interest to the date of sale; and (d) Fourth, the balance, if any, shall be paid to those entitled by law to receive the same, after deducting any expense of ascertaining who is entitled to receive the same. At the option of the Lender, this Security Instrument may be foreclosed as provided by law or in equity in which event, a reasonable attorney's fee shall, among other costs and expenses, be allowed and paid out of the proceeds of the sale;

               (iii) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Security Instrument for the portion of the Debt then due and payable, subject to the continuing lien of this Security Instrument for the balance of the Debt not then due;

               (iv) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Note or the Other Security Documents;

               (v) recover judgment on the Note either before, during or after any proceedings for the enforcement of this Security Instrument;

               (vi) apply for the appointment of a trustee, receiver, liquidator or conservator of the Mortgaged Property, without notice and without regard for the adequacy of the security for the Debt or the solvency of Borrower, any Guarantor or of any person, firm or other entity liable for the payment of the Debt;

               (vii) enforce Lender's interest in the Leases and Rents and enter into or upon the Mortgaged Property, either personally or by its agents, nominees or attorneys and dispossess Borrower and its agents and servants therefrom, and thereupon Lender may: (A) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Mortgaged Property and conduct the business thereat; (B) complete any construction on the Mortgaged Property in such manner and form as Lender deems advisable; (C) make alterations, additions, renewals, replacements and improvements to or on the Mortgaged Property; (D) exercise all rights and powers of Borrower with respect to the Mortgaged Property, whether in the name of Borrower or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all earnings, revenues, rents, issues, profits and other income of the Mortgaged Property and every part thereof; and (E) apply the receipts from the Mortgaged Property to the payment of the Debt, after deducting therefrom all expenses (including reasonable attorney fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, assessments, Insurance Premiums and Other Charges in connection with the Mortgaged Property, as well as just and reasonable compensation for the services of Lender, its counsel, agents and employees; or

               (viii) pursue such other rights and remedies as may then be available at law and in equity. To the extent permitted presently or in the future by laws of the state in which the Premises and Improvements are located, Lender may institute a proceeding or proceedings, judicial, or nonjudicial, by advertisement or otherwise, for the complete or partial foreclosure of this Security Instrument or the complete or partial sale of the Mortgaged Property under a power of sale which power is hereby granted to Lender.

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Mortgage (AL)
Last revised 7/5/05

          In the event of a sale, by foreclosure or otherwise, of less than all of the Mortgaged Property, this Security Instrument shall continue as a lien on the remaining portion of the Mortgaged Property.

          (b) Upon the completion of any sale or sales made under or by virtue of this Security Instrument, the person conducting the said sale for Lender shall execute and deliver to the purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. Lender is hereby irrevocably appointed the true and lawful attorney of Borrower, in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the Mortgaged Property and rights so sold, and for that purpose Lender may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more persons with like power, Borrower hereby ratifying and confirming all that Lender shall lawfully do by virtue hereof. Any such sale or sales made under or by virtue of this Security Instrument pursuant to any judicial proceedings or any judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Borrower in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Borrower and against any and all persons claiming or who may claim the same, or any part thereof from, through or under Borrower.

          (c) Upon any sale made under or by virtue of this Security Instrument pursuant to any judicial proceedings or any judgment or decree of foreclosure and sale, Lender may bid for and acquire the Mortgaged Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the Debt the net sales price after deducting therefrom, to the extent allowed by applicable law, the expenses of the sale and costs of the action and any other sums which Lender is authorized to deduct under this Security Instrument.

          (d) No recovery of any judgment by Lender and no levy of an execution under any judgment upon the Mortgaged Property or upon any other property of Borrower shall affect in any manner or to any extent the lien of this Security Instrument upon the Mortgaged Property or any part thereof, or any liens, rights, powers or remedies of Lender hereunder, but such liens, rights, powers and remedies of Lender shall continue unimpaired as before.

          (e) Lender may release, regardless of consideration and without the necessity for any notice to or a consent by any person or entity, any part of the Mortgaged Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interests created in or evidenced by this Security Instrument or the Other Security Documents or their stature as a first and prior liens and security interests in and to the Mortgaged Property. For payment of the Debt, Lender may resort to any security in such order and manner as Lender may elect.

          (f) Lender shall have all rights, remedies and recourses granted in this Security Instrument and the Other Security Documents or available at law or equity (including the Uniform Commercial Code), which rights: (i) shall be cumulative and concurrent; (ii) may be pursued separately, successively or concurrently against Borrower or others obligated under the Note, this Security Instrument and the Other Security Documents, or against the Mortgaged Property, or against any one or more of them, at the sole discretion of Lender; (iii) may be exercised as often as occasion therefore shall arise and exercise or failure to exercise any of them shall not be construed as a waiver or release thereof or of any other right, remedy or recourse; and (iv) are intended to be, and shall be, nonexclusive. No enforcement of any rights, remedies or

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Mortgage (AL)
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                                      -21-
recourse under the Note, this Security Instrument and the Other Security Documents or otherwise at law or equity shall be deemed to cure any Event of Default. The remedies provided for in this Security Instrument may be exercised in any order.

     21. Changes in the Laws Regarding Taxation. If any law is enacted or adopted or amended after the date of this Security Instrument which imposes a tax, either directly or indirectly, on the Debt or Lender's interest in the Mortgaged Property, Borrower will pay such tax, with interest and penalties thereon, if any. In the event Lender is advised by counsel chosen by it that the payment of such tax or interest and penalties by Borrower would be unlawful or taxable to Lender or unenforceable or provide the basis for a defense of usury, then in any such event, Lender shall have the option, by written notice of not less than ninety (90) days, to declare the entire Debt immediately due and payable; provided, however, that no Prepayment Consideration shall be required solely as a result of a prepayment required by any such declaration.

     22. Documentary Stamps. If at any time the United States of America, any state thereof or any subdivision of any such state shall require revenue or other stamps to be affixed to the Note or this Security Instrument, or impose any other tax or charge on the same, Borrower will pay for the same, with interest and penalties thereon, if any.

     23. Usury Laws. This Security Instrument, the Other Security Documents and the Note are subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the Debt or any other charges at a rate which could subject Lender to either civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by law to contract or agree to pay. If by the terms of this Security Instrument, the Other Security Documents or the Note, Borrower is at any time required or obligated to pay any such amounts at a rate in excess of such maximum rate, the rate of interest under the Note shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all previous payments in excess of such maximum rate shall be deemed to have been payments in reduction of the principal and not on account of the interest due hereunder.

     24. Right of Entry. Lender and its agents shall have the right to enter and inspect the Mortgaged Property at all reasonable times.

     25. Reasonable Use and Occupancy. In addition to the rights which Lender may have herein, upon the occurrence of any Event of Default, Lender, at its option, may require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Mortgaged Property as may be occupied by Borrower, or may require Borrower to vacate and surrender possession of the Mortgaged Property to Lender or to such receiver and, in default thereof, Borrower may be evicted by summary proceedings or otherwise.

     26. Security Agreement. This Security Instrument is both a real property mortgage and a "security agreement" within the meaning of the Uniform Commercial Code adopted and enacted by the state or states where any of the Mortgaged Property is located (the "Uniform Commercial Code"), made by and between Borrower, as debtor, and Lender, as secured party. Borrower hereby grants to Lender, as security for the Debt, a security interest in the Mortgaged Property to the full extent that the Mortgaged Property may be subject to the Uniform Commercial Code (said portion of the Mortgaged Property so subject to the Uniform Commercial Code being herein referred to as the "Collateral"). If an Event of Default shall occur, Lender, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of

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Mortgage (AL)
Last revised 7/5/05
the Collateral or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Lender, Borrower shall at its expense assemble the Collateral and make it available to Lender at a convenient place acceptable to Lender. Borrower shall pay to Lender on demand any and all expenses, including legal expenses and attorney fees, incurred or paid by Lender in protecting the interest in the Collateral and in enforcing Lender's rights hereunder with respect to the Collateral. Any notice of sale, disposition or other intended action by Lender with respect to the Collateral sent to Borrower in accordance with the provisions hereof at least five (5) days prior to such action, shall constitute commercially reasonable notice to Borrower. The Collateral may be sold in such manner, portions, order or parcels as Lender may determine, with or without having first taken possession of same. The right of sale arising out of any Event of Default shall not be exhausted by any one or more sales or attempted sales, any other action, proceeding, or other exercise of a remedy, and the liens granted by this Security Instrument shall continue unimpaired. The proceeds of any disposition of the Collateral, or any part thereof, may be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper.

     27. Actions and Proceedings. Lender has the right to appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to bring any action or proceeding, in the name and on behalf of Borrower, which Lender, in its discretion, decides should be brought to protect its interest in the Mortgaged Property. Lender shall, at its option, be subrogated to the lien of any deed of trust, mortgage or other security instrument discharged in whole or in part by the Debt, and any such subrogation rights shall constitute additional security for the payment of the Debt.

     28. Waiver of Counterclaim and Trial By Jury. Borrower hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Lender, and, to the extent permitted by law, waives trial by jury in any action or proceeding brought by either party hereto against the other or in any counterclaim asserted by Lender, or its successors or assigns, against Borrower, or in any matters whatsoever arising out of or in any way connected with this Security Instrument, the Note, any of the Other Security Documents or the Debt.

     29. Recovery of Sums Required to Be Paid. Lender shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Lender thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Borrower existing at the time such earlier action was commenced.

     30. Marshalling and Other Matters. Borrower hereby waives, to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement, redemption and similar laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Mortgaged Property or any part thereof or any interest therein. Further, Borrower hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Security Instrument on behalf of Borrower, and on behalf of each and every person acquiring any interest in or title to the Mortgaged Property subsequent to the date of this Security Instrument and on behalf of all persons to the extent permitted by applicable law.

     31. Costs and Expenses. Without limiting Lender's rights under any other provision herein or in the Note or any Other Security Document, Borrower agrees that it will reimburse Lender for any and all costs and expenses incurred by Lender in connection with any breach or default of this Security Instrument, the Note

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Mortgage (AL)
Last revised 7/5/05
or any Other Security Document, or in connection with any request that Lender take, or refrain from taking, any action with respect to Borrower or the Mortgaged Property.

     32. Access Laws.

          (a) Borrower agrees that the Mortgaged Property shall at all times comply with the requirements of the Americans with Disabilities Act of 1990, the Fair Housing Amendments Act of 1988, all similar state and local laws and ordinances related to access and all rules, regulations, and orders issued pursuant thereto including, without limitation, the Americans with Disabilities Act Accessibility Guidelines for Buildings and Facilities (collectively the "Access Laws").

          (b) Notwithstanding any provisions set forth herein or in any other document regarding Lender's approval of alterations of the Mortgaged Property, Borrower shall not alter the Mortgaged Property in any manner which would increase Borrower's responsibilities for compliance with the applicable Access Laws without the prior written approval of Lender. The foregoing shall apply to tenant improvements constructed by Borrower or by any of its tenants. Lender may condition any such approval upon receipt of a certificate of an architect, engineer or other person acceptable to Lender regarding compliance with applicable Access Laws.

          (c) Borrower agrees to give prompt notice to Lender of the receipt by Borrower of any complaints related to any violations of any Access Laws and of the commencement of any proceedings or investigations which relate to compliance with applicable Access Laws.

     33. Indemnification. BORROWER SHALL PROTECT, DEFEND, INDEMNIFY AND SAVE HARMLESS LENDER FROM AND AGAINST ALL LIABILITIES, OBLIGATIONS, CLAIMS, DEMANDS, DAMAGES, PENALTIES, CAUSES OF ACTION, LOSSES, FINES, COSTS AND EXPENSES (INCLUDING WITHOUT LIMITATION REASONABLE ATTORNEY FEES AND EXPENSES) (THE "INDEMNIFIED OBLIGATIONS"), IMPOSED UPON, INCURRED BY OR ASSERTED AGAINST LENDER BY REASON OF: (A) OWNERSHIP OF THIS SECURITY INSTRUMENT, THE MORTGAGED PROPERTY OR ANY INTEREST THEREIN OR RECEIPT OF ANY RENTS; (B) ANY ACCIDENT, INJURY TO OR DEATH OF PERSONS OR LOSS OF OR DAMAGE TO PROPERTY OCCURRING IN, ON OR ABOUT THE MORTGAGED PROPERTY OR ANY PART THEREOF OR ON THE ADJOINING SIDEWALKS, CURBS, ADJACENT PROPERTY OR ADJACENT PARKING AREAS, STREETS OR WAYS; (C) ANY USE, NON-USE OR CONDITION IN, ON OR ABOUT THE MORTGAGED PROPERTY OR ANY PART THEREOF OR ON ADJOINING SIDEWALKS, CURBS, ADJACENT PROPERTY OR ADJACENT PARKING AREAS, STREETS OR WAYS; (D) PERFORMANCE OF ANY LABOR OR SERVICES OR THE FURNISHING OF ANY MATERIALS OR OTHER PROPERTY IN RESPECT OF THE MORTGAGED PROPERTY OR ANY PART THEREOF; (E) ANY FAILURE OF THE MORTGAGED PROPERTY TO COMPLY WITH ANY ACCESS LAWS. ANY AMOUNTS PAYABLE TO LENDER BY REASON OF THE APPLICATION OF THIS INDEMNIFICATION SHALL BE SECURED BY THIS SECURITY INSTRUMENT AND THE OTHER SECURITY DOCUMENTS, SHALL BECOME IMMEDIATELY DUE AND PAYABLE AND SHALL BEAR INTEREST AT THE DEFAULT RATE FROM THE DATE LOSS OR DAMAGE IS SUSTAINED BY LENDER UNTIL PAID. The obligations and liabilities of Borrower under this paragraph shall survive any termination, satisfaction or assignment of this Security Instrument and the exercise by Lender of any of its rights or remedies hereunder, including, but not limited to, the acquisition of the Mortgaged Property by foreclosure or a conveyance in lieu of foreclosure. The foregoing indemnification shall not relate to Indemnified Obligations arising from Lender's gross negligence or willful misconduct.

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Mortgage (AL)
Last revised 7/5/05

     34. Notices. Except as otherwise specified herein, any notice, consent, request or other communication required or permitted hereunder shall be in writing and shall be deemed properly given if delivered in accordance with the notice requirements contained in the Note.

     35. Authority.

          (a) Borrower (and the undersigned representative of Borrower, if any) has full power, authority and right to execute, deliver and perform its obligations pursuant to this Security Instrument, and to mortgage, give, grant, bargain, sell, alienate, convey, confirm, pledge, hypothecate and assign the Mortgaged Property pursuant to the terms hereof and to keep and observe all of the terms of this Security Instrument on Borrower's part to be performed.

          (b) Borrower represents and warrants that Borrower is not a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended, and the related Treasury Department regulations, including temporary regulations.

     36. Waiver of Notice. Borrower shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Security Instrument specifically and expressly provides for the giving of notice by Lender to Borrower and except with respect to matters for which Lender is required by applicable law to give notice, and Borrower hereby expressly waives the right to receive any other notice.

     37. Remedies of Borrower. In the event that a claim or adjudication is made that Lender has acted unreasonably or unreasonably delayed acting in any case where by law or under the Note, this Security Instrument or the Other Security Documents, it has an obligation to act reasonably or promptly, Lender shall not be liable for any monetary damages, and Borrower's remedies shall be limited to injunctive relief or declaratory judgment.

     38. Sole Discretion of Lender. Wherever pursuant to this Security Instrument, Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

     39. Nonwaiver. The failure of Lender to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Security Instrument. Borrower shall not be relieved of Borrower's obligations hereunder by reason of: (a) the failure of Lender to comply with any request of Borrower or any Guarantor to take any action to foreclose this Security Instrument or otherwise enforce any of the provisions hereof, of the Note or the Other Security Documents; (b) the release, regardless of consideration, of the whole or any part of the Mortgaged Property, or of any person liable for the Debt or any portion thereof; or (c) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Security Instrument or the Other Security Documents. Lender may resort for the payment of the Debt to any other security held by Lender in such order and manner as Lender, in its discretion, may elect. Lender may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender thereafter to foreclose this Security Instrument. The rights and remedies of Lender under this Security Instrument and the Other Security Documents shall be

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Mortgage (AL)
Last revised 7/5/05
separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Lender shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

     40. Waiver of Automatic or Supplemental Stay. In the event of the filing of any voluntary or involuntary petition under the Bankruptcy Code by or against Borrower (other than an involuntary petition filed by or joined by Lender), Borrower shall not assert, or request any other party to assert, that the automatic stay under Section 362 of the Bankruptcy Code shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights it has by virtue of this Security Instrument, or any other rights that Lender has, whether now or hereafter acquired, against any Guarantor. Further, Borrower shall not seek a supplemental stay or any other relief, whether injunctive or otherwise, pursuant to Section 105 of the Bankruptcy Code or any other provision therein to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights it has by virtue of this Security Instrument against any Guarantor. The waivers contained in this paragraph are a material inducement to Lender's willingness to make the Loan, and Borrower acknowledges and agrees that no grounds exist for equitable relief which would bar, delay or impede the exercise by Lender of its rights and remedies against Borrower or any Guarantor.

     41. Bankruptcy Acknowledgment. In the event the Mortgaged Property or any portion thereof or interest therein becomes property of any bankruptcy estate or subject to any state or federal insolvency proceeding, then Lender shall immediately become entitled, in addition to all other relief to which Lender may be entitled under this Security Instrument, to obtain: (a) an order from the Bankruptcy Court or other appropriate court granting immediate relief from any automatic stay laws (including Section 362 of the Bankruptcy Code) so to permit Lender to pursue its rights and remedies against Borrower as provided under this Security Instrument and all other rights and remedies of Lender at law and in equity under applicable state law; and (b) an order from the Bankruptcy Court prohibiting Borrower's use of all "cash collateral" as defined under Section 363 of the Bankruptcy Code. In connection with any such orders, Borrower shall not contend or allege in any pleading or petition that Lender does not have sufficient grounds for relief from the automatic stay. Any bankruptcy petition or other action taken by Borrower to stay, condition, or inhibit Lender from exercising its remedies are hereby admitted by Borrower to be in bad faith and Borrower further admits that Lender would have just cause for relief from the automatic stay in order to take such actions authorized by state law.

     42. No Oral Change. This Security Instrument, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

     43 Liability. If Borrower consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Security Instrument shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

     44. Inapplicable Provisions. If any term, covenant or condition of the Note, this Security Instrument or any Other Security Document is held to be invalid, illegal or unenforceable in any respect, the Note, this Security Instrument and any such Other Security Document shall be construed without such provision.

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Mortgage (AL)
Last revised 7/5/05

     45. Headings, Etc. The headings and captions of various paragraphs of this Security Instrument are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

     46. Counterparts. This Security Instrument may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same Security Instrument.

     47. Definitions. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Security Instrument (including pronouns) shall include the corresponding masculine, feminine or neuter forms, and the singular form such words shall include the plural and vice versa. The word "Borrower" shall mean "each Borrower and any subsequent owner or owners of the Mortgaged Property or any part thereof or any interest therein"; the word "Lender" shall mean "Lender and any subsequent holder of the Note"; the word "Note" shall mean "the Note and any other evidence of indebtedness secured by this Security Instrument"; the word "person" shall include an individual, corporation, partnership, limited partnership, limited liability partnership, limited liability company, trust, unincorporated association, government, governmental authority and any other entity; and the words "Mortgaged Property" shall include any portion of the Mortgaged Property and any interest therein. Additionally, the word "Guarantor" shall mean any person or entity guaranteeing or indemnifying payment of the Debt or any portion thereof or performance by Borrower of any of the terms of this Security Instrument, the Note or the Other Security Documents, including, without limitation, any person or entity executing the Non-Recourse Indemnification Agreement delivered to Lender in connection with the Loan.

     48. Homestead. Borrower hereby waives and renounces all homestead and exemption rights provided by the constitution and the laws of the United States and of any state, in and to the Mortgaged Property as against the collection of the Debt, or any part hereof.

     49. Assignments. Lender shall have the right to assign or transfer its rights under this Security Instrument without limitation. Any assignee or transferee shall be entitled to all the benefits afforded Lender under this Security Instrument.

     50. Exculpation. Notwithstanding anything to the contrary contained in this Security Instrument, the liability of Borrower for the payment of the Debt and for the performance of the other agreements, covenants and obligations contained herein, in the Note or in any of the Other Security Documents shall be limited as set forth in Paragraph 12 of the Note.

     51. Integration. This Security Instrument, the Note and the Other Security Documents embody the entire agreement by and between Borrower and Lender with respect to the Loan, and any and all prior correspondence, discussions or negotiations are deemed merged therein; provided, however, that except to the extent inconsistent with the specific terms and provisions of this Security Instrument, the Note and the Other Security Documents, all representations, warranties, statements, covenants and agreements of Borrower contained in any loan commitment and/or loan application executed in connection with the Loan shall survive the funding of the Loan, any termination, satisfaction, or assignment of this Security Instrument and the exercise by Lender of any of its rights or remedies hereunder, including but not limited to, the acquisition of the Mortgaged Property by foreclosure or a conveyance in lieu of foreclosure.

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Mortgage (AL)
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                                      -27-

     52. Applicable Law; Jurisdiction. This Security Instrument shall be governed and construed in accordance with the laws of the state in which the Premises and Improvements encumbered by this Security Instrument are located. Borrower hereby submits to personal jurisdiction in the state courts located in said state and the federal courts of the United States of America located in said state for the enforcement of Borrower's obligations hereunder and waives any and all personal rights under the law of any other state to object to jurisdiction within such state for the purposes of any action, suit, proceeding or litigation to enforce such obligations of Borrower.

     53. Single Purpose Entity.

          (a) Until the Debt has been paid in full to Lender, Borrower's organizational documents will provide that Borrower's sole business purpose shall be the acquisition, ownership and operation of the Mortgaged Property. Borrower shall at all times during the term of the Note conduct its business affairs in compliance with such organizational documents. In addition, Borrower represents and warrants to, and covenants and agrees with Lender that Borrower has not and shall not: (i) engage in any business or activity other than the ownership, operation and maintenance of the Mortgaged Property, and activities incidental thereto; (ii) acquire or own any material assets other than (A) the Mortgaged Property, and (B) such incidental personal property as may be necessary for the operation of the Mortgaged Property; (iii) merge into or consolidate with any person or entity or dissolve, terminate or liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets or change its legal structure, without in each case Lender's prior written consent; (iv) fail to preserve its existence as an entity duly organized, validly existing and in good standing (if applicable) under the laws of the jurisdiction of its organization or formation, or without the prior written consent of Lender, amend, modify, terminate or fail to comply with the provisions of Borrower's partnership agreement, articles or certificate of incorporation, articles of organization, operating agreement, or similar organizational documents, as the case may be, as same may be further amended or supplemented, if such amendment, modification, termination or failure to comply would adversely affect the ability of Borrower to perform its obligations hereunder, under the Note or under the Other Security Documents; (v) own any subsidiary or make any investment in, any person or entity without the prior written consent of Lender; (vi) commingle its assets with the assets of any of its general partners, managing members, shareholders, affiliates, principals or of any other person or entity; (vii) incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than the Debt, excepting trade payables (which must be paid when due) incurred by Borrower in the ordinary course of its business of owning and operating the Mortgaged Property; (viii) fail to maintain its records, books of account and bank accounts separate and apart from those of the general partners, managing members, shareholders, principals and affiliates of Borrower, the affiliates of a general partner or managing member of Borrower, and any other person or entity; (ix) enter into any contract or agreement with any general partner, managing member, shareholder, principal or affiliate of Borrower, any Guarantor or any indemnitor, or any general partner, managing member, shareholder, principal or affiliate thereof, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than any general partner, managing member, shareholder, principal or affiliate of Borrower, any Guarantor or any indemnitor, or any general partner, managing member, shareholder, principal or affiliate thereof; (x) seek the dissolution or winding up in whole, or in part, of Borrower; (xi) maintain its assets in such a manner that it will be costly or difficult to segregate, ascertain or identify its individual assets from those of any general partner, managing member, shareholder, principal or affiliate of Borrower, or any general partner, managing member, shareholder, principal or affiliate thereof or any other person; (xii) hold itself out to be responsible for the debts of another person; (xiii) make any loans to any third party; (xiv) fail either to hold itself out to the public as a legal entity separate and distinct from any other entity or person or to conduct its business solely in its own name in order not (A) to mislead

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others as to the identity with which such other party is transacting business, or (B) to suggest that Borrower is responsible for the debts of any third party (including any general partner, managing member, shareholder, principal or affiliate of Borrower, or any general partner, managing member, shareholder, principal or affiliate thereof); (xv) fail to maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations; or (xvi) file or consent to the filing of any petition, either voluntary or involuntary, to take advantage of any applicable insolvency, bankruptcy, liquidation or reorganization statute, or make an assignment for the benefit of creditors.

          (b) In addition to the foregoing, if Borrower or its Controlling Entity is a single member limited liability company, it must be organized under the laws of Delaware, its organizational documents must also contain continuation of existence provisions acceptable to Lender, it must cause an acceptable Delaware counsel to deliver acceptable non-consolidation and non-dissolution opinions to Lender and it must satisfy any other requirements imposed by Lender.

          (c) If the original principal amount of the Loan was $20,000,000.00 or more, then, in addition to the foregoing:

          (i) Borrower's organizational documents shall require unanimous consent of all shareholders, members, partners or other owners of an equity ownership interest in Borrower prior to the filing of petition in bankruptcy, or for the dissolution, liquidation, consolidation, merger or sale of all or substantially all of Borrower's assets.

          (ii) Borrower must have (A) at least two Independent Controlling Persons (hereinafter defined), and (B) organizational documents requiring the unanimous consent of all directors, members, partners or other persons having similar decision-making authority with respect to Borrower (each, a "Controlling Person") prior to the filing of petition in bankruptcy, or for the dissolution, liquidation, consolidation, merger or sale of all or substantially all of either Borrower's assets. The term "Independent Controlling Person" shall mean a Controlling Person approved by Lender who shall at no time during the term of the Loan be, or have been within the 5 years immediately preceding becoming an Independent Controlling Person, (1) an employee, director, member, stockholder, partner or employee of Borrower or of any of its Affiliates (hereinafter defined), (2) a customer of or supplier to (including any attorney, accountant, broker or banker) to Borrower or any of its Affiliates, or (3) an immediate family member of any such employee, director, member, stockholder, partner, customer or supplier. The term "Affiliate" shall mean any person or entity (I) which owns beneficially, directly or indirectly, ten percent (10%) or more of the outstanding ownership interest in Borrower (each, an "Owning Affiliate"), or
(II) of which ten percent (10%) or more of its outstanding ownership interest is owned beneficially, directly or indirectly, by any Owning Affiliate, or (III) which is controlled by any Owning Affiliate, as the term "control" is defined under Section 230.405 of the Rules and Regulations of the Securities and Exchange Commission, 17 C.F.R. Section 230.405, or (IV) any immediate family member of the foregoing.

          (iii) Borrower agrees that its Controlling Entity shall also be subject to all of the requirements contained in this section, except that its organizational documents shall prohibit it from engaging in any business or activity other than the operation and maintenance of the Mortgaged Property, and activities incidental thereto, or acquiring or owning any material assets other than its interest in Borrower.

     54. Fixture Filing. This Security Instrument shall, to the extent permitted under applicable law, be deemed a fixture filing within the meaning of any applicable uniform commercial code, and for such purpose, the following information is given:

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
     Debtor Name and Address:                   TABB Realty, LLC
                                                41605 Ann Arbor Road
                                                Plymouth, Michigan 48170

     Debtor Tax ID No.                          52-2172947
     Debtor Organizational Identification No.   B30696
     Debtor State of Organization               Michigan-limited liability company

     Name and address                           PNC Bank, National Association
     of Secured Party                           10851 Mastin, Suite 300
                                                Overland Park, Kansas 66210
                                                Attn: Closing Department

     Description of the type
     (or items) of property:                    See the Recitals herein.

     Description of real estate
     to which the collateral
     is attached or upon which
     it is or will be located:                  See Exhibit A hereto.

Some of the above described collateral is or is to become fixtures upon the above-described real estate, and this fixture filing is to be filed for record in the public real estate records.

     55. Additional Terms and Provisions. Certain additional and supplemental terms and provisions of this Security Instrument are set forth in this paragraph. The terms and provisions of this paragraph control and supersede any conflicting terms and provisions contained in this Security Instrument.

     (a) Plastipak Leases. For purposes of this Security Instrument, the term "Plastipak Leases" shall mean the following Lease Agreements entered into between Borrower, as Landlord and Plastipak Packaging, Inc. ("Plastipak"), as Tenant (or the affiliate as Tenant identified in (vii) below), and any amendments or modifications thereto approved by
          Lender:

          (i) Agreement of Lease, as amended, between Borrower and Plastipak dated June 18, 2003 regarding the Alabama Property (as defined in the Note);

          (ii) Agreement of Lease, as amended, between Borrower and Plastipak dated September 1, 2002 regarding the Florida Property (as defined in the Note);

          (iii) Agreement of Lease, as amended, between Borrower and Plastipak dated February 7, 2005 regarding the Louisiana Property (as defined in the Note);

          (iv) Agreement of Lease, as amended, between Borrower and Plastipak, as successor-in-interest to William C. Young and William P. Young dated January 19, 1999 regarding the Massachusetts Property (as defined in the Note);

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          (v)  Agreement of Lease, as amended, between Borrower and Plastipak, as successor-in-interest to William C. Young and William P. Young dated February 1, 1996 regarding the Illinois Property (as defined in the Note);

          (vi) Agreement of Lease, as amended, between Borrower and Plastipak dated on or about the date hereof regarding the Plymouth Property (as defined in the Note);

          (vii) Agreement of Lease, as amended, between Borrower and Clean Tech Inc., a Michigan corporation, as successor-in-interest to William
               C. Young and William P. Young dated February 1, 1996 regarding the Dundee Property (as defined in the Note);

          (viii) Agreement of Lease, as amended, between Borrower and Plastipak, as successor-in-interest to William C. Young and William P. Young dated February 1, 1996 regarding the Westland Property (as defined in the Note);

          (ix) Agreement of Lease, as amended, between Borrower and Plastipak, as successor-in-interest to William C. Young and William P. Young dated February 1, 1996 regarding the Washington Street Property (as defined in the Note);

          (x) Agreement of Lease, as amended, between Borrower and Plastipak, as successor-in-interest to William C. Young and William P. Young dated February 1, 1996 regarding the Route #65 Property (as defined in the Note);

          (xi) Agreement of Lease, as amended, between Borrower and Plastipak, as successor-in-interest to William C. Young and William P. Young dated February 1, 1996 regarding the Medina Property (as defined in the Note);

          (xii) Agreement of Lease, as amended, between Borrower and Plastipak dated January 1, 2000 regarding the Lima Property (as defined in the Note);

          (xiii) Agreement of Lease, as amended, between Borrower and Plastipak, as successor-in-interest to William C. Young and William P. Young dated February 1, 1996 regarding the Highlands Property (as defined in the Note); and

          (xiv) Agreement of Lease, as amended, between Borrower and Plastipak, as successor-in-interest to William C. Young and William P. Young dated August 28, 1996 regarding the Garland Property (as defined in the Note).

     (b) The term "Rated Entity"shall mean Plastipak Holdings, Inc., a Michigan corporation.

     (c) The term "Rating Agency" shall mean a nationally recognized credit rating agency (including, without limitation, Standard & Poor's Rating Group, Fitch Investors Service, L.P., Moody's Investors Service, Inc. or Duff and Phelps Credit Rating Co., and their respective successors and assigns).

     (d)  Amendments to Paragraph 3.

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          (1) Any deductibles applicable to any insurance policy with respect to physical loss (including fire, lightning, windstorm or hail, smoke, aircraft or vehicles, riot or civil commotion, terrorism, vandalism, sprinkler leakage, sinkhole collapse, volcanic action, falling objects, weight of snow, ice or sleet and water damage) shall not exceed $100,000 (except where a separate wind-loss deductible applies in which event the deductible shall not exceed two percent (2%) of the face amount of the policy and except for terrorism coverage where the deductible shall not exceed $500,000.00).

          (2) Paragraph 3 is amended to add subsection (f) as follows:

               "(f) All insurance required hereunder shall be issued by companies approved by Lender and licensed to do business in the state where the Property is located. All policies evidencing the required insurance shall contain a special mortgagee clause in favor of Lender providing, among other things, that the policies may not be canceled without thirty (30) days prior to written notice to Lender; shall not contain any effective co-insurance provisions; shall be written for a term of not less than one year, with premiums prepaid, and shall be issued by a company or companies acceptable to Lender and having a rating of AA or higher (or the equivalent thereof) from at least two
          (2) of the Rating Agencies (one of which shall be Standard & Poor's if Standard & Poor's is rating the securities issued in any Secondary Market Transaction (the "Securities") and one of which must be Moody's if Moody's is rating the Securities, or if only one Rating Agency is rating the Securities, then by such one Rating Agency."

     (e)  Amendments to Paragraph 4.

          (1)  The following is hereby added after the second sentence of
               Section 4(a), "If no Event of Default (hereinafter defined), or event which with the giving of notice or passage of time, or both, would give rise to an Event of Default, has occurred as of the date of the Casualty then Borrower shall retain the right to settle, adjust or compromise claims for Insurance proceeds provided, (i) Lender has received written notice of the nature and extent of the Casualty, (ii) Borrower confirms in writing that the damage caused by the Casualty does not exceed $150,000.00 and Lender in its reasonable discretion agrees with such estimate. The foregoing shall not be deemed to modify the manner in which Insurance Proceeds are retained, disbursed or applied as provided in the remainder of this Section."

          (2) The sum of "$25,000.00" contained in Section 4(a)(i) is hereby replaced with the sum of "$150,000.00" in said Section.

          (3)  Paragraphs 4(a)(ii) and (iii) are amended to read as follows:

                    (ii) If the aggregate amount of any Insurance Proceeds
               resulting from a Casualty (or series of related Casualties) exceeds $150,000.00 and the value of the

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               applicable parcel of the Mortgaged Property affected by any such
               Casualty or series of related Casualties immediately following such Casualty remains greater than twenty-five percent (25%) of its value immediately prior to such Casualty, then all Insurance Proceeds from such Casualty shall be paid to Lender; provided, however, that so long as no Event of Default exists and subject to the requirements set forth herein, Lender shall disburse such amounts of the Insurance Proceeds (after deduction for Lender's costs and expenses of collection) as Lender reasonably deems necessary for the repair or replacement of the applicable parcel of the Mortgaged Property, with any balance remaining after such disbursement being applied by Lender to the Debt in such priority and proportions as Lender deems proper;

                    (iii) If the value of the applicable parcel of the Mortgaged
               Property affected by any Casualty or series of Casualties immediately following any Casualty (or series of related Casualties) does not exceed twenty five percent (25%) of its value immediately prior to such Casualties, then all Insurance Proceeds from such Casualties shall be paid directly to Lender and Lender, at its discretion may declare the Allocated Loan Amount (as defined in the Note including any adjustment which may be made to the Allocated Loan Amount arising from the Casualty) attributable to the applicable parcel of the Mortgaged Property affected by the Casualty to be immediately due and payable and apply all such Insurance Proceeds, after deduction for Lender's costs and expenses of collection, to the Debt in such priority and proportions as Lender deems proper. In the event that the Insurance Proceeds are applied toward the repayment of the Debt as provided in the preceding sentence, Borrower shall be entitled to obtain from Lender a release without representation or warranty of the applicable parcel of Mortgaged Property affected by the Casualty from the lien and security interests created by the applicable Security Instrument (a "Casualty Release") provided that (1) no Event of Default exists, and, (ii) Borrower pays to Lender the amount, if any, by which one hundred twenty five percent (125%) of the outstanding principal balance of the Debt attributable to the Allocated Loan Amount for such parcel exceeds the Insurance Proceeds received by Lender and applied to repayment of the Debt (without the application of Prepayment Consideration), in which case the Allocated Loan Amount for such parcel shall be reduced to zero. In the Event of a Casualty Release Lender shall reamortize the outstanding Debt utilizing:
               (a) the Applicable Interest Rate (as defined in the Note), (b) the sum of the principal balance of the Debt less the amount applied by Lender to the Debt arising from Casualty, and (c) a period equal to the number of calendar months remaining on the original twenty (20) year amortization period as of the first day of the calendar month immediately following Lender's receipt of the sum which shall be applied to the Debt in accordance with the foregoing; which reamortization calculation shall result in a new Monthly Debt Service Payment (as defined in the Note) which shall commence on the first day of the calendar month immediately following Lender's receipt and application of the foregoing amount to the Debt. Borrower shall execute any amendment and/or restatement of the Note, this Security Instrument or the Other Security Documents and obtain any endorsements to the title policies accepted by Lender upon the closing of the Loan as Lender shall request to accomplish the Casualty Release and reamortization of the Loan. In the event Lender does not declare the Allocated Loan Amount attributed to said parcel to be immediately due and payable, Borrower shall promptly repair, replace or rebuild any part of the Mortgaged Property destroyed by such Casualty. In such event, subject to the requirements set forth herein, Lender shall disburse such amounts of the Insurance Proceeds as

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               Lender reasonably deems necessary for the repair or replacement of the applicable parcel of the Mortgaged Property, with any balance remaining after such disbursement being applied by Lender to the Debt in such priority and proportions as Lender deems proper; and

     (f) Notwithstanding the provisions of Section 6, provided no Event of Default has occurred under the Note, this Security Instrument or the Other Security Documents and the Rated Entity continues to possess a long term local issuer credit rating, as determined by a Rating Agency, higher than CCC, the following paragraphs (i) - (iv) shall apply only during the period that all Plastipak Leases remain in full force and effect:

          i. Taxes. The Borrower shall not be required to make the monthly payments to be held by the Lender as the Taxes portion of the Escrowed Funds provided:

               (a) Plastipak is operating at the Mortgaged Property and at all other properties which are demised under the Plastipak Leases;

               (b) No Event of Default has occurred under any of the Plastipak Leases;

and

               (c) All Taxes are paid before they are late or delinquent, and evidence of such payment is provided to Lender no later than fifteen (15) days after such taxes become delinquent.

          ii. Insurance Premiums. The Borrower shall not be required to make the monthly payments to be held by Lender as the Insurance Premium portion of the Escrowed Funds provided:

               (a) Plastipak is operating at the Mortgaged Property and at all other properties which are demised under the Plastipak Leases;

               (b) No Event of Default has occurred under any of the Plastipak Leases; and

               (c) Borrower provides to Lender certificates evidencing renewal of the insurance coverage provided hereunder ten (10) days before the earlier of, (a) the due date of all premiums for renewal of such coverage, or (b) the lapse, termination or expiration of any insurance coverage provided hereunder.

          iii. Upon (A) a violation of any of the conditions enumerated in 55(f)(i) and 55(f)(ii) of this Security Instrument, (B) the Rated Entity being assigned a long term local issuer credit rating, as determined by any Rating Agency, of CCC or below, or (C) an Event of Default occurs under the Note, this Security Instrument or Other Security Documents, the Borrower's obligation to make the full monthly payments to be held by the Lender as the Taxes and Insurance Premium portion of the Escrowed Funds under Section 6 of the Security Instrument shall immediately commence without notice and continue. In the event that a monthly escrow for Taxes and/or

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          Insurance Premiums is instituted or reinstated hereunder solely as a result of the Rated Entity being assigned a long term local issuer credit rating of CCC or below, such monthly escrow shall be again suspended if the credit rating assigned to the Rated Entity is raised to B- or higher. If such credit rating is again lowered to CCC or below or any of the conditions contained herein shall be violated, the full monthly payments for Taxes and Insurance Premiums shall be reinstated in accordance with Section 6 hereof.

          iv. This Section 55(f) shall only apply to the Taxes and Insurance Premium portion of the Escrowed Funds as such terms are defined in
          Section 6 of the Security Instrument.

     (g) The fourth sentence of Section 7 is hereby modified to add the following after the tenth (10th) word contained therein: "in excess of $150,000.00 for any parcel of Mortgaged Property subject to the Condemnation".

     (h)  Paragraph 9(d) is amended to read as follows:

          "(d) Unless Lender otherwise consents in writing, Borrower shall not initiate, join in, acquiesce in or consent to: (i) the removal or resignation of the property manager for the Mortgaged Property; or
          (ii) if such property manager is an entity affiliated with Borrower, the transfer of ownership, management or control of such property manager to a person or entity other than Borrower, its managing member, general partner or similar controlling entity in Borrower. Notwithstanding anything herein to the contrary, in connection with any request for Lender's consent to a any removal or replacement of the property manager subsequent to the conveyance of the Note to a real estate mortgage investment conduit (a "REMIC"), within the meaning of Section 860D of the Internal Revenue Code of 1986, as amended from time to time or any successor statute (the "Code") or to another entity in connection with a Secondary Market Transaction (hereinafter defined), Borrower acknowledges that Lender may require Borrower to obtain and deliver to Lender a new non-consolidation opinion issued by counsel acceptable to Lender and other documentation evidencing that the proposed removal or replacement will not (i) cause the then owner of the Note to fail to qualify as a REMIC; and (ii) result in a qualification, downgrade or withdrawal of any credit rating then in effect for any securities or certificates issued by the then owner of the Note in connection with a securitization which includes the Note. Lender may condition its consent to any change, removal or replacement of the property manager upon the issuance of written approval from the Rating Agencies.

     (i) Section 10(b) is hereby modified to add the following sentence to the end thereof:

          No Transfer of the Mortgaged Property shall be permitted unless the foregoing conditions are satisfied and the Transfer includes the property secured by this Security Instrument and property known as 4211 Amberjack Boulevard, Plant City, Hillsborough County, Florida ("Florida Property"), 4101 Pardue Road, Pineville, Rapides Parish, Louisiana ("Louisiana Property"), 3310 West Springfield, Champaign, Champaign County, Illinois ("Illinois Property"), 108 Industrial Drive, East Longmeadow, Hampden County, Massachusetts ("Massachusetts Property"), 500 North Dunham Street, Dundee, Monroe County, Michigan ("Dundee Property"), 41605 Ann Arbor Road, Plymouth, Wayne County, Michigan ("Plymouth Property"), 1351 Hix Road, Westland, Wayne County, Michigan ("Westland Property"), 18015 State Route #65, Jackson Center, Shelby County, Ohio ("Route #65

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          Property"), 300 Washington Street, Jackson Center, Shelby County, Ohio
          ("Washington Street Property"), 435 Rousch Road, Lima, Allen County, Ohio ("Lima Property"), 850 West Smith Road, Medina, Medina County, Ohio ("Medina Property"), 3201 Miller Park, Garland, Dallas County, Texas ("Garland Property") and 222 Kerry Street, Highlands, Harris County, Texas ("Highlands Property"), which Florida Property,
          Louisiana Property, Illinois Property, Massachusetts Property, Route #65 Property, Washington Street Property, Lima Property and Medina Property are encumbered by a Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing of even date herewith further securing the Note, the Dundee Property, Plymouth Property and Westland Property are encumbered by a Mortgage of even date herewith further securing the Note and the Garland Property and Highlands Property are encumbered by a Deed of Trust of even date herewith further securing the Note. Any such Transfer shall occur in a single transaction and the New Borrower shall be a single entity complying with all terms and conditions hereof which New Borrower shall hold title to all of the foregoing described properties.

     (j)  Amendments to Section 14:

          (1) The sixty (60) day period in the last sentence of Section 14(a)(i) is changed to a ninety (90) day period.

          (2)  The following is hereby added to the end of Section 14(a)(ii):

               Notwithstanding the foregoing, during the period that the title owner of the Mortgaged Property is TABB Realty, LLC, a Michigan limited liability company, the word "audited" in the second sentence of Section 14(a)(ii) shall be replaced with the word "prepared".

          (3)  The following new Section 14(e) is hereby added to the end of
               Section 14:

               (e) Borrower shall cause to be delivered to the Lender, audited year-end financial statements of Plastipak prepared by an independent certified public accountant with all footnotes including a balance sheet and income statement on an annual basis on the date each year which is the earlier of, (i) five (5) days after receipt by Borrower of such financial statements, or (ii) ninety (90) days after the close of each fiscal year of Plastipak.

     (k)  Amendments to Section 18:

          (1) Section 18(i) is hereby modified to add "beyond any applicable notice and cure periods" after the sixth word contained therein.

          (2)  The thirty (30) day period in Section 18(j) is changed to sixty
               (60) days.

          (3)  The following is hereby added to the end of Section 18:

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               (n) notwithstanding the provisions of subclause (m) above, any failure of Borrower to comply with the terms of the Capital Improvement Escrow Agreement, the Tenant Improvement and Leasing Commission Escrow Agreement, the Deferred Maintenance Escrow Agreement and the Security Agreement and Lockbox Agreement of even date herewith between Borrower and Lender (the "Additional Agreement(s)"), each of which Additional Agreements is an Other Security Document under the terms of this Security Instrument).

     (l)  The following sentence is hereby added to the end of Section 47:

          The term Other Security Documents shall be deemed to include but not be limited to any other Mortgage or Deed of Trust securing all or a portion of the Debt.

     (m)  Section 53 is hereby deleted and replaced with the following:

          53A. Single Purpose Entity/Separateness. Borrower represents, warrants, covenants and agrees as follows:

               (a) Until the Debt has been paid in full to Lender, the Borrower's business and purpose shall consist solely of the acquisition, ownership, operation and management of the Mortgaged Property and such activities as are necessary, incidental or appropriate in connection therewith, including the Borrower's guaranty of Plastipak Holdings, Inc.'s ("Plastipak Holdings") 10.75% Senior Notes due 2011 (the "Senior Notes") and its other obligations under the Plastipak Holdings Indenture dated as of August 20, 2001 with Wells Fargo Bank, N.A. as Trustee (successor by consolidation with Wells Fargo Bank Minnesota, National Association)(the "Plastipak Indenture") and the Replacement Guaranty-Plastipak (as defined below).

               (b) Without the consent of all members of Borrower and the manager of Borrower ("Manager"), neither the Borrower or Manager shall have authority to:

                    (i) borrow money or incur indebtedness on behalf of the
               Borrower other than normal trade accounts payable and lease obligations in the normal course of business, or grant consensual liens on the Borrower's property; except, for the Debt and other indebtedness expressly permitted in this Security Instrument, the Note or in the Other Security Documents, and to grant a mortgage, lien or liens on the Mortgaged Property to secure such Security Instrument;

                    (ii) dissolve, terminate or liquidate, in whole or in part, the Borrower;

                    (iii) sell, transfer or otherwise dispose of all or
               substantially all of the assets of the Borrower;

                    (iv) file a voluntary petition or otherwise initiate
               proceedings to have the Borrower adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Borrower, or file a petition seeking or consenting to reorganization or relief of the Borrower as debtor under any applicable federal or state law relating to bankruptcy, insolvency, or other relief for debtors with respect to the Borrower; or seek or consent to the appointment of any trustee, receiver, conservator, assignee, sequestrator, custodian, liquidator (or other similar official) of the Borrower or of all or any

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               substantial part of the properties and assets of the Borrower, or make any general assignment for the benefit of creditors of the Borrower, or admit in writing the inability of the Borrower to pay its debts generally as they become due or declare or effect a moratorium on the Borrower debt or take any action in furtherance of any action;

                    (v) amend, modify or alter the single purpose entity and
               separateness provisions in Borrower's Operating Agreement, as amended to the date hereof, or the single purpose entity and separateness provisions in Borrower's Articles of Organization, as amended to the date hereof; or

                    (vi) merge or consolidate with any other person or entity.

               Notwithstanding the foregoing, the Manager shall have no authority (1) to take any action in items (i) through (vi) above or consent to such action unless such action has been approved by a unanimous vote of the Manager's Board of Directors, including the Independent Directors, as defined in paragraph 53B below, or
               (2) to take any action in items (i), (ii), (iii), (v) or (vi) without the written consent of the holder of the Security Instrument.

               (c) The Borrower shall have a corporate Manager which owns at least a .5% ownership interest in the Borrower and which has articles of incorporation containing the restrictions and terms set forth below in paragraph 53B ("Special Purpose Manager"), and the Borrower shall have no other managers or managing members.

               (d) Upon the disassociation or withdrawal of the Special Purpose Manager from the Borrower or the bankruptcy, insolvency or liquidation of the Special Purpose Manager, the Borrower shall (i) appoint a new corporate managing member which complies with paragraph 53B and which has articles of incorporation and bylaws containing the restrictions and terms set forth in paragraph 53B, (ii) comply with the other terms and provisions of the Security Instrument and (iii) deliver an acceptable non-consolidation opinion to the holder of the Security Instrument and to any applicable rating agency concerning, as applicable, the Borrower, the new managing member, and its owners with exceptions that are substantially similar to those contained in the non-consolidation opinion delivered to the Lender on the date hereof..

               (e) All property owned by the Borrower shall be owned by the Borrower as an entity and, insofar as permitted by applicable law, no member shall have any ownership interest in any Borrower property in its individual name or right, and each member's membership interest shall be personal property for all purposes.

               (f) The Borrower has not and shall not: (i) engage in any business or activity other than the ownership, operation and maintenance of the Mortgaged Property, and activities incidental thereto (including the Borrower's guaranty of Plastipak Holdings' Senior Notes and its other obligations under the Plastipak Indenture and the Replacement Guaranty-Plastipak), except for the Borrower's past guaranty and other obligations under Plastipak Holdings' Fifth Amended and Restated Credit Agreement with Comerica Bank dated January 28, 2005 (the "Plastipak Credit Agreement") all of which have been released and satisfied as of the date of the Loan closing and except for the Borrower's past intercompany debt obligations to Plastipak Holdings all of which have been satisfied and paid in full as of the date of the Loan closing; (ii) acquire or own any material assets other than (A) the Mortgaged Property, and (B) such incidental personal property as may be necessary for the operation of the Mortgaged Property; (iii) merge into or consolidate with any person or entity or dissolve, terminate or liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets or change its legal structure, without in each case Lender's prior written consent; (iv) fail to preserve its existence as an entity duly organized, validly existing and in good standing (if

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          applicable) under the laws of the jurisdiction of its organization or formation, or without the prior written consent of Lender, amend, modify, terminate or fail to comply with the provisions of Borrower's partnership agreement, articles or certificate of incorporation, articles of organization, operating agreement, or similar organizational documents, as the case may be, as same may be further amended or supplemented, if such amendment, modification, termination or failure to comply would adversely affect the ability of Borrower to perform its obligations hereunder, under the Note or under the Other Security Documents; (v) own any subsidiary or make any investment in, any person or entity without the prior written consent of Lender; (vi) commingle its assets with the assets of any of its general partners, managing members, shareholders, affiliates, principals or of any other person or entity; (vii) incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than the Debt, excepting (A) trade payables incurred by Borrower in the ordinary course of its business of owning and operating all property owned by the Borrower including the Mortgaged Property, which must be paid when due and which shall not exceed in the aggregate $4,000,000.00 (B) the Borrower's guarantee of Plastipak Holdings' Senior Notes, (C) the Borrower's guaranty of any unsecured senior notes issued by Plastipak Holdings to refinance or replace the Senior Notes so long as (1) such unsecured notes do not exceed an aggregate principal amount of $500,000,000.00 and are issued on substantially similar terms as the Senior Notes, (2) the Plastipak Senior Notes are repaid in full, (3) the Borrower's guarantee of the Plastipak Senior Notes is terminated and (4) Borrower delivers to Lender all documentation of the foregoing ten (10) days prior to the issuance of such refinanced/replacement notes (the "Replacement Guaranty-Plastipak") and (D) Borrower's past obligations under the Plastipak Credit Agreement all of which have been released and satisfied as of the date of the Loan closing and the Borrower's past intercompany debt obligations to Plastipak Holdings all of which have been satisfied and paid in full as of the date of the Loan closing;
          (viii) fail to maintain its records, books of account and bank accounts separate and apart from those of the general partners, managing members, shareholders, principals and affiliates of Borrower, the affiliates of a general partner or managing member of Borrower, and any other person or entity; (ix) enter into any contract or agreement with any general partner, managing member, shareholder, principal or affiliate of Borrower, any Guarantor or any indemnitor, or any general partner, managing member, shareholder, principal or affiliate thereof, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than any general partner, managing member, shareholder, principal or affiliate of Borrower, any Guarantor or any indemnitor, or any general partner, managing member, shareholder, principal or affiliate thereof; (x) seek the dissolution or winding up in whole, or in part, of Borrower; (xi) maintain its assets in such a manner that it will be costly or difficult to segregate, ascertain or identify its individual assets from those of any general partner, managing member, shareholder, principal or affiliate of Borrower, or any general partner, managing member, shareholder, principal or affiliate thereof or any other person or entity; (xii) hold itself out to be responsible for the debts of another person or entity, except for the Borrower's guaranty of Plastipak Holdings' Senior Notes, the Replacement Guaranty-Plastipak and Borrower's past obligations under the Plastipak Credit Agreement all of which have been released and satisfied as of the date of the Loan closing; (xiii) make any loans to any third party; (xiv) fail either to hold itself out to the public as a legal entity separate and distinct from any other entity or person or to conduct its business solely in its own name in order not (A) to mislead others as to the identity with which such other party is transacting business, or (B) to suggest that Borrower is responsible for the debts of any third party (including any general partner, managing member, shareholder, principal or affiliate of Borrower, or any general partner, managing member, shareholder, principal or affiliate thereof); (xv) fail to maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;
          (xvi) fail to preserve and keep in full force and effect its existence, good standing and qualification to do business in the state in which the Premises is located; (xvii) fail to obtain and maintain in full force and effect, and abide by and satisfy the material terms and conditions of, all material permits, licenses, registrations and other authorizations with or granted by any governmental authorities that may be required from time to time with respect to the performance

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          of its obligations under the Security Instrument; (xviii) fail to hold regular meetings, as appropriate, to conduct the business of the Borrower, or fail to observe all customary organizational and operational formalities; (xix) fail to prepare its own separate tax returns and financial statements, except that Borrower's past and future financial position, assets, liabilities, net worth and operating results were and will continue to be included in Plastipak Holdings' consolidated financial statements provided that all such consolidated financial statements prepared after the date hereof shall contain an appropriate notation to indicate the separateness of the Borrower from such affiliates and indicate that Borrower's assets and credit are not available to satisfy the debts and obligations of such affiliates other than Borrower's guaranty of Plastipak Holdings'
          Senior Notes and the Replacement Guaranty-Plastipak; (xx) fail to use separate stationery, invoices and checks; (xxi) assume, guarantee or pay the debts or obligations of any other person or entity, except for
          (A) the Borrower's guaranty of Plastipak Holdings' Senior Notes, (B) the Replacement Guaranty-Plastipak, (C) Borrower's past obligations under the Plastipak Credit Agreement all of which have been released and satisfied as of the date of the Loan closing, and (D) the Borrower's past intercompany debt obligations to Plastipak Holdings all of which have been satisfied and paid in full as of the date of the Loan closing; (xxii) fail to pay its own liabilities and expenses only out of its own funds, including without limitation paying salaries of its own employees from its own funds; (xxiii) fail to maintain sufficient number of employees in light of its contemplated business operations; (xxiv) acquire the obligations or securities of its affiliates or owners, including partners, members or shareholders, as appropriate; (xxv) pledge its assets for the benefit of any other person or entity other than the holder of the Security Instrument, except for the past mortgages on the Mortgaged Properties and related security instruments that the Borrower granted in favor of Comerica Bank, as Agent, under the Plastipak Credit Agreement all of which have been satisfied, released and discharged as of the date of the Loan closing; or (xxvi) fail to correct any known misunderstanding regarding its separate identity.

               (g) No transfer of any direct or indirect ownership interest in the Borrower such that the transferee owns more than a 49% interest in the Borrower (or such other interest as specified in the Security Instrument or by a rating agency) may be made unless such transfer is conditioned, among other things, upon those items set forth in the Security Instrument and upon the delivery of an acceptable non-consolidation opinion to the holder of the Security Instrument and to any applicable rating agency concerning, as applicable, the Borrower, the new transferee and/or their respective owners.

          53B. Single Purpose Entity/Separateness - Corporate Manager: Borrower represents, warrants, covenants and agrees as follows:

               (a) The Manager's business and purpose shall consist solely of the following: (i) to acquire a membership interest in and act as the manager of Borrower; and (ii) to engage in such other lawful activities permitted to corporations by the general corporation laws of the State of Michigan as are incidental, necessary or appropriate to the foregoing.

               (b) At all times there shall be at least two (2) individuals on the Manager's Board of Directors who are each an Independent Director. "Independent Director" shall mean a director of the Manager who is not and has not been at any time during the preceding five (5) years immediately before its becoming an Independent Director: (i) a stockholder, partner, member, director, officer or employee of, or otherwise affiliated with the Borrower, the Manager or any of their affiliated entities; (ii) a customer, supplier or other person who derives more than 10% of its purchases or revenues from its activities with the Manager, Borrower or any of their affiliates; (iii) a person or other entity controlling or under common control with any such

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          stockholder, partner, member, director, officer, employee, customer, supplier or other person; or (iv) a member of the immediate family of any such stockholder, partner, member, director, officer, employee, customer, supplier or other person. (As used herein, the term "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of management, policies or activities of a person or entity, whether through ownership of voting securities, by contract or otherwise.).

               (c) No Independent Director shall, with regard to any action to be taken under or in connection with the single purpose entity provisions, owe a fiduciary duty or other obligation to the initial stockholder nor to any successor stockholders (except as may specifically be required by the statutory law of any applicable jurisdiction), and every stockholder, including each successor stockholder, shall consent to the foregoing by virtue of such stockholder's purchase of shares of capital stock of the Manager, no further act or deed of any stockholder being required to evidence such consent. Instead, such director's fiduciary duty and other obligations with regard to such action under or in connection with the single purpose entity provisions shall be owed to the Manager (including its creditors). In addition, no Independent Director may be removed unless his or her successor Independent Director has been elected.

               (d) Notwithstanding any provision of law that otherwise so empowers the Manager, the Manager shall not, without the unanimous consent of the Manager's Board of Directors, including the Independent Directors, do any of the following:

                    (i) engage in any business or activity other than those set forth in paragraph 53B(a) above or cause or allow the Borrower to engage in any business or activity other than as set forth in its Articles of Organization;

                    (ii) incur any indebtedness or assume or guaranty any
               indebtedness of any other entity, other than indebtedness permitted in this Security Instrument;

                    (iii) cause the Borrower to incur any indebtedness or to
               assume or guaranty any indebtedness of any other entity, other than the Debt, indebtedness permitted in this Security Instrument and normal trade accounts payable in the ordinary course of business, except for Borrower's guarantee of Plastipak Holdings' Senior Notes and its other obligations under the Plastipak Indenture;

                    (iv) dissolve, terminate or liquidate, in whole or in part;

                    (v) cause or consent to the dissolution, termination or
               liquidation, in whole or in part, of the Borrower;

                    (vi) consolidate or merge with or into any other entity or convey or transfer or lease its property and assets substantially as an entirety to any person or entity;

                    (vii) cause the Borrower to consolidate or merge with or
               into any other entity or to convey or transfer or lease its Mortgaged Property and assets substantially as an entirety to any person or entity;

                    (viii) with respect to the Manager or the Borrower,
               institute proceedings to be adjudicated bankrupt or insolvent, or consent to the institution or bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, conservator, sequestrator

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               (or other similar official) of the Manager or the Borrower or of all or any substantial part of property of the Manager or the Borrower, or make any assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due or declare or effect a moratorium on the Borrower or Manager debt, or take corporate action in furtherance of any such action;

                    (ix) amend the single purpose entity and separateness
               provisions of Manager's Articles of Incorporation or approve an amendment to the single purpose entity and separateness provisions of Borrower's Articles of Organization or Operating Agreement; or

                    (x) withdraw as the Manager of the Borrower.

          In addition to the foregoing, the Manager shall not, without the written consent of the holder of the Security Instrument, take any action set forth in items (i), (ii), (iii), (iv), (v), (vi), (vii),
          (ix) or (x).

               (e) The Manager has not and shall not: (i) merge into or consolidate with any person or entity or dissolve, terminate or liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets or change its legal structure, without in each case Lender's prior written consent; (ii) fail to preserve its existence as an entity duly organized, validly existing and in good standing (if applicable) under the laws of the jurisdiction of its organization or formation, or without the prior written consent of Lender, amend, modify, terminate or fail to comply with the provisions of Manager's partnership agreement, articles or certificate of incorporation, articles of organization, operating agreement, or similar organizational documents, as the case may be, as same may be further amended or supplemented, if such amendment, modification, termination or failure to comply would adversely affect the ability of Manager or Borrower to perform its obligations hereunder, under the Note or under the Other Security Documents; (iii) own any subsidiary or make any investment in, any person or entity (except for its 0.50% ownership interest in the Borrower) without the prior written consent of Lender; (iv) commingle its assets with the assets of any of its general partners, managing members, shareholders, affiliates, principals or of any other person or entity; (v) incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation); (vi) fail to maintain its records, books of account and bank accounts separate and apart from those of the general partners, managing members, shareholders, principals and affiliates of Manager, the affiliates of a general partner or managing member of Manager, and any other person or entity; (vii) enter into any contract or agreement with any general partner, managing member, shareholder, principal or affiliate of Borrower or Manager, any Guarantor or any indemnitor, or any general partner, managing member, shareholder, principal or affiliate thereof, except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than any general partner, managing member, shareholder, principal or affiliate of Borrower or Manager, any Guarantor or any indemnitor, or any general partner, managing member, shareholder, principal or affiliate thereof; (viii) seek the dissolution or winding up in whole, or in part, of Manager; (ix) maintain its assets in such a manner that it will be costly or difficult to segregate, ascertain or identify its individual assets from those of any general partner, managing member, shareholder, principal or affiliate of Manager, or any general partner, managing member, shareholder, principal or affiliate thereof or any other person or entity; (x) hold itself out to be responsible for the debts of another person or entity; (xi) make any loans to any third party; (xii) fail either to hold itself out to the public as a legal entity separate and distinct from any other entity or person or to conduct its business solely in its own name in order not (A) to mislead others as to the identity with which such other party is transacting business, or (B) to suggest that Manager is responsible for the debts of any third party (including any general partner, managing member, shareholder, principal or affiliate of Manager, or any general partner, managing member, shareholder, principal or affiliate thereof); (xiii) fail to maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;
          (xiv) fail to preserve and keep in

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          full force and effect its existence, good standing and qualification to do business in the state in which the Premises is located; (xv) fail to obtain and maintain in full force and effect, and abide by and satisfy the material terms and conditions of, all material permits, licenses, registrations and other authorizations with or granted by any governmental authorities that may be required from time to time with respect to the performance of its obligations under the Security Instrument; (xvi) fail to hold regular meetings, as appropriate, to conduct the business of the Manager, or fail to observe all customary organizational and operational formalities; (xvii) fail to prepare its own separate tax returns and financial statements; (xix) fail to use separate stationery, invoices and checks; (xxi) assume, guarantee or pay the debts or obligations of any other person or entity; (xx) fail to pay its own liabilities and expenses only out of its own funds, including without limitation paying salaries of its own employees from its own funds; (xxi) fail to maintain sufficient number of employees in light of its contemplated business operations; (xxii) acquire the obligations or securities of its affiliates or owners, including partners, members or shareholders, as appropriate; (xxiii) pledge its assets for the benefit of any other person or entity other than the holder of the Security Instrument; or (xxiv) fail to correct any known misunderstanding regarding its separate identity.

               (f) No transfer of any direct or indirect ownership interest in the Manager such that the transferee owns more than a 49% interest in the Manager (or such other interest as specified in the Security Instrument or by a rating agency) may be made unless such transfer is conditioned, among other things, upon those items set forth in the Security Instrument and upon the delivery of an acceptable non-consolidation opinion to the holder of the Security Instrument and to any applicable rating agency concerning, as applicable, the Manager, new transferee and/or their respective customers.

     (n) Provided no Event of Default has occurred, the Borrower shall have the one-time ability of electing in writing either Option 1 (Partial Release of Vacant Land) or Option 2 (Expansion) set forth below, but not both. Once an election to proceed under an Option has been made, Borrower shall no longer have the ability and hereby forever waives the ability to proceed under the other Option. Borrower shall remit to Lender with its election a processing fee to Lender in the amount of $5,000.00.

          OPTION 1: (RELEASE OF VACANT LAND) Provided no Event of Default has occurred and is continuing, and provided further the following terms and conditions are fully performed and satisfied, Lender shall release from this Security Instrument (the "Release") a portion of the vacant undeveloped land at the Premises which Lender determines and agrees, in its reasonable discretion, may be released from the Premises (the "Release Parcel"). All evidence, opinions, reports, information and other items Lender shall reasonably request to give effect to the terms and conditions of this Section shall be delivered by Borrower to Lender not less than forty-five (45) days prior to the date of the desired Release and shall be as follows:

               (i) The loan to value ratio for the Premises in which the Release Parcel is located shall not exceed 65.0%, as determined by the Lender utilizing generally-applicable underwriting standards for securitized commercial mortgage loans based upon, (i) an updated appraisal obtained by the Lender at the Borrower's expense, and (ii) the Allocated Loan Amount attributed to the Premises in the Note;

               (ii) Borrower shall deliver to Lender a written request for the Release;

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               (iii) Borrower shall provide Lender with evidence reasonably acceptable to Lender that (A) all zoning and subdivision approvals of governmental authorities have been granted so that the Release Parcel and the portion of the Premises remaining after giving effect to the Release (for the purposes of this Section, the "Remaining Parcel") shall constitute separate legal tax parcels with sufficient parking to meet the demands of the Remaining Parcel, all applicable zoning laws and ordinances, and all Leases at the Remaining Parcel, and (B) from and after the Release, no acts relating to development, subdivision, construction or use on the Release Parcel shall affect, in any respect, the compliance of the Remaining Parcel with any applicable governmental rule or regulation;

               (iv) Borrower shall provide Lender with evidence reasonably acceptable to Lender that, following the Release, the Remaining Parcel shall have available to it all necessary utility and other services for its development, use, occupancy and operation, and adequate, free, unimpeded and unencumbered access for pedestrian and vehicular ingress and egress onto all adjacent public roads at such locations as are reasonably necessary for the development, use, occupancy and its present operation, including any and all easement agreements which shall be in form and substance satisfactory to Lender;

               (v) Borrower shall provide Lender with an updated survey of the Remaining Parcel reasonably satisfactory to Lender, prepared by a registered land surveyor and certified to Lender, its successors and assigns, and the title insurer in form reasonably acceptable to Lender containing only such encroachments, exceptions and state of facts as are satisfactory to Lender in its reasonable discretion;

               (vi) Borrower shall provide Lender with evidence reasonably acceptable to Lender that the Remaining Parcel, including, without limitation, all improvements thereon, shall be in compliance with all applicable zoning laws (including parking ordinances and requirements), land use and other governmental rules and regulations;

               (vii) Borrower shall cause to be delivered to Lender an opinion of counsel, in form and substance reasonably satisfactory to Lender, that the Remaining Parcel shall remain subject to the lien of this Instrument, and such other opinions as Lender shall reasonably request;

               (viii) Borrower shall procure from the title company which issued the loan policy to Lender an endorsement to Lender's title insurance policy reasonably acceptable to Lender which shall provide, inter alia, that the lien and priority of this Security Instrument shall be unaffected as a result of the Release of the Release Parcel and that this Security Instrument shall continue to constitute a valid first lien, and Borrower shall further cause such title company to issue such further endorsements as Lender shall reasonably require;

               (ix) Borrower shall pay all costs and expenses of the Release, including without limitation, all third-party reports, title charges and reasonable attorneys' fees and disbursements;

               (x) Borrower shall simultaneously with the Release of the Release Parcel transfer title to the Release Parcel to a person(s), party(ies) or entity(ies) other than Borrower or any person, party or entity owned or controlled by Borrower (the "Release Parcel Owner") or, if such person, party or entity is owned or controlled by Borrower, Borrower shall deliver to Lender a non-consolidation opinion letter in form and substance satisfactory to Lender;

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               (xi) If Lender reasonably determines that it is necessary,
          Borrower shall provide to Lender (i) an opinion of counsel indicating that the Release will not cause the then owner of the Note to fail to qualify as a REMIC (a "REMIC Opinion"); and (ii) confirmation from the applicable rating agencies that the Release will not result in a qualification, downgrade or withdrawal of any credit rating then in effect for any securities or certificates issued by the then owner of the Note in connection with a securitization which includes the Note;

               (xii) Borrower shall execute and/or deliver any and all documents, instruments, agreements, approvals, consents, site plans or other information relating to the location, size and development of the Release Parcel as Lender may reasonably request;

               (xiii) Borrower shall provide evidence reasonably satisfactory to Lender that (i) any tenants at the Property required to approve the Release have given such approval, and (ii) Borrower has complied with any requirements applicable to the Release in any of the Leases, reciprocal easement agreements or similar agreements and such Release does not violate any of the provisions of such documents; and

               (xiv) Borrower shall provide Lender with copies of the deed of the Release Parcel to the Release Parcel Owner;

          Notwithstanding anything in the foregoing to the contrary, if at the time the Release occurs, this Security Instrument is held by a "real estate mortgage investment conduit" or by an entity that qualifies for treatment as a "REMIC Trust" under the Code, all conditions contained herein which provide for the exercise of discretion by Lender (i.e., by requiring that documents or other items be "reasonably acceptable to Lender" or "acceptable to the Lender in its reasonable discretion" or through use of words with similar import) shall be construed as permitting the Lender to reject a document or other item only if such document or other item fails to satisfy generally-applicable underwriting standards for securitized commercial mortgage loans, employed at the time such Release occurs.

                                       OR

          OPTION 2 (EXPANSION): Notwithstanding anything herein to the contrary, Lender shall not unreasonably withhold its consent to certain alterations that may be made to the Improvements at the Premises in connection with an expansion of the building at the Premises or the addition of a building at the Premises (the "Expansion") provided all of the following conditions are satisfied:

               (i) No Event of Default has occurred and is continuing;

               (ii) The tenant under the Plastipak Lease applicable to the Premises has executed an amendment or modification of such lease in form and substance acceptable to Lender, enlarging the demised premises thereunder to include the Expansion at a rental rate and upon terms and conditions no lower or less favorable then the terms of the applicable Plastipak Lease prior to the amendment;

               (iii) No default has occurred under any Plastipak Lease remaining in effect and Plastipak remains open for business and operating under each such Lease;

MCF 415
Mortgage (AL)
Last revised 7/5/05

               (iv) At least forty-five (45) days prior to the commencement of the Expansion, Borrower requests in writing Lender's consent to the Expansion and delivers to Lender for Lender's approval a copy of all architectural plans, construction plans, drawings and site plans related to the Expansion (collectively, the "Construction Plans"), which shall be architecturally consistent with the existing improvements at the Property;

               (v) The use of the Expansion shall be for a use permitted under the Plastipak Lease applicable to the Premises;

               (vi) The construction of the Expansion is completed no later than two years prior to the Maturity Date;

               (vii) The Expansion shall be fully completed by Borrower in a diligent and good and workmanlike manner in accordance with all applicable laws, ordinances and regulations (including zoning);

               (viii) Prior to construction of the Expansion, all permits, variances, and approvals for the construction of the Expansion within the Expansion Area are obtained and copies of same are delivered to Lender;

               (ix) Following construction of the Expansion and no later than ten (10) days after receipt, Borrower shall deliver to Lender a copy of the final unconditional certificate of occupancy for the Expansion;

               (x) No mortgage, deed of trust, lien, borrowing, pledge or other form of financing shall be obtained regarding or concerning the Expansion;

               (xi) During the construction of the Expansion, Borrower shall provide Lender on a monthly basis copies of all receipted bills, invoices, lien waivers and other such documents from each of the contractors and materialmen which provided work or services in connection with the Expansion sufficient to reflect that all materials installed and work and labor performed in connection with the construction of the Expansion have been paid for in full or will be paid with the next installment payment;

               (xii) Following completion of the Expansion, Borrower shall deliver to Lender an endorsement to the mortgagee title insurance policy issued to Lender updating the effective date of the policy to a date which is after the completion of the Expansion and reflecting that no mechanic's or other liens have been placed against the Premises;

               (xiii) If Lender reasonably determines that it is necessary, Borrower shall provide to Lender (i) an opinion of counsel indicating that the Expansion will not cause the then owner of the Note to fail to qualify as a REMIC (a "REMIC Opinion"); and (ii) confirmation from the applicable rating agencies that the Expansion will not result in a qualification, downgrade or withdrawal of any credit rating then in effect for any securities or certificates issued by the then owner of the Note in connection with a securitization which includes the Note;

               (xiv) Borrower shall reimburse Lender for any fees (including fees for inspection, attorney's, engineer, architect, or inspector) incurred by Lender in connection with the completion of the Expansion;

               (xv) Prior to the commencement of construction, the Borrower shall execute a fully recourse Completion Guaranty in form and substance acceptable to the Lender; and

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Mortgage (AL)
Last revised 7/5/05

               (xvi) Borrower shall deliver to Lender a final as-built ALTA/ACSM Land Title Survey for the Premises within one month of the completion of construction of the Expansion.

          Failure to comply with the foregoing shall be an Event of Default hereunder.

     (o) For the first Transfer or Change in Ownership requested hereunder and where (A) the Plastipak Leases remain in effect and shall remain in effect after the proposed Transfer or Change in Ownership, (B) the tenant thereunder remains (and shall after the Transfer or Change in Ownership remain) the tenants identified in this Security Instrument with no change in the ownership or beneficial interests of such tenants having occurred, and (C) no material adverse change has occurred in the financial condition of Plastipak; the Lender shall not unreasonably withhold its consent in determining whether the Lender's Underwriting Standards have been met under Section 10(b)(iii) if the New Borrower has a net worth equal to or greater than TABB Realty, LLC. The foregoing shall not be deemed to modify any of the remaining terms and conditions of Section 10 hereunder which must be satisfied prior to any Transfer or Change in Ownership.

     (p) For the first Transfer or Change in Ownership requested hereunder and where (A) the Plastipak Leases remain in effect and shall remain in effect after the proposed Transfer or Change in Ownership, (B) the tenant thereunder remains (and shall after the Transfer or Change in Ownership remain) the tenants identified in this Security Instrument but the proposed Transfer or Change in Ownership contemplates a change in the ownership or beneficial interests of such tenants; the Lender shall not unreasonably withhold its consent in determining whether the Lender's Underwriting Standards have been met under Section 10(b)(iii) if the New Borrower has a net worth equal to or greater than both TABB Realty, LLC and Plastipak. The foregoing shall not be deemed to modify any of the remaining terms and conditions of Section 10 hereunder which must be satisfied prior to any Transfer or Change in Ownership.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

MCF 415
Mortgage (AL)
Last revised 7/5/05

     IN WITNESS WHEREOF, Borrower has executed this Mortgage, Security Agreement and Assignment of Leases and Rents to be effective as of the day and year first above written.

WITNESSES:                              TABB Realty, LLC,
                                        a Michigan limited liability company

/s/ Maria K. Cranmer                    By: TABB Management, Inc.,
------------------------------------        a Michigan corporation,
Printed Name:                               its Manager
             -----------------------

/s/ Phyllis A. Menken                   By: /s/ Michael J. Plotzke
------------------------------------        ----------------------------------
Printed Name:                           Name: Michael J. Plotzke
              ----------------------    Title: Vice President and Treasurer

BORROWER:

                                 ACKNOWLEDGMENT

STATE OF MICHIGAN )
                  )  SS
COUNTY OF OAKLAND )

     I, the undersigned, a Notary Public in and for said County in said State, hereby certify that Michael J. Plotzke, whose name as Vice President and Treasurer of TABB Management, Inc., a Michigan corporation, the Manager of TABB Realty, LLC, a Michigan limited liability company, is signed to the foregoing instrument, and, who is known to me, acknowledged before me on this day that, being informed of the contents of the foregoing, as such Vice President and Treasurer, and with full authority, he/she executed the same voluntarily for and as the act of said limited liability company.

     Given under my hand and seal of office on September 9, 2005.

                                        /s/ Phyllis A. Menken
                                        ----------------------------------------
                                        Notary Public

(NOTARIAL SEAL OR STAMP)
                                        My Commission Expires: October 31, 2010

MCF 415
Mortgage (AL)
Last revised 7/5/05

                                    EXHIBIT A
                                Legal Description

     The real property situated in the County of Jefferson, State of Alabama, described as follows:

MCF 415                             [omitted]
Mortgage (AL)
Last revised 7/5/05